                       ACQUISITION AND EXCHANGE AGREEMENT

                                     AMONG

                        AMERICAN DENTAL PARTNERS, INC.,

                                   PDHC LTD.,

                                      and

                         THE SHAREHOLDERS OF PDHC, LTD.



                               November 11, 1996

                                TABLE OF CONTENTS

                                                                PAGE
                                                                ----
ACQUISITION AND EXCHANGE AGREEMENT...............................  1
----------------------------------

                 BACKGROUND INFORMATION..........................  1
                 ----------------------

ARTICLE I
                    THE ACQUISITION..............................  1
                    ---------------
     (S)1.1  The Acquisition.....................................  1
             ---------------
     (S)1.2  The Purchase........................................  2
             ------------
     (S)1.3  Closing.............................................  2
             -------
ARTICLE II
               [Intentionally left blank]........................  3

ARTICLE III
             REPRESENTATIONS AND WARRANTIES OF ADP...............  3
             -------------------------------------
     (S)3.1  Organization and Standing...........................  3
             -------------------------
     (S)3.2  Corporate Power and Authority.......................  3
             -----------------------------
     (S)3.3  Capitalization of ADP...............................  3
             ---------------------
             (a) ADP Stock.......................................  3
                 ---------
             (b) Due Authorization and Issuance..................  4
                 ------------------------------
             (c) Stock Ownership.................................  4
                 ---------------
             (d) Post-Acquisition/Purchase.......................  4
                 -------------------------
             (e) No Other Commitment.............................  4
                 -------------------
             (f) Compliance with Laws; No Liens..................  4
                 ------------------------------
             (g) Subsidiaries....................................  4
                 ------------
     (S)3.4  Conflicts; Consents and Approvals...................  5
             ---------------------------------
     (S)3.5  Litigation..........................................  5
             ----------
     (S)3.6  Brokerage and Finder's Fees.........................  5
             ---------------------------
     (S)3.7  Financial Statements................................  5
             --------------------
     (S)3.8  Undisclosed Liabilities.............................  6
             -----------------------
     (S)3.9  Taxes...............................................  6
             -----
     (S)3.10 Compliance with Law.................................  7
             -------------------
     (S)3.11 Legal Proceedings, etc..............................  7
             ----------------------
     (S)3.12 Complete Disclosure; Expiration.....................  8
             -------------------------------
ARTICLE IV
              REPRESENTATIONS AND WARRANTIES
                 OF THE PARK SHAREHOLDERS........................  8
                 ------------------------
     (S)4.1  Organization and Standing...........................  8
             -------------------------
     (S)4.2  Capitalization and Security Holders.................  9
             -----------------------------------
             (a)  Park Shares....................................  9
                  -----------
             (b)  Stock Ownership................................  9
                  ---------------
             (c)  Due Authorization and Issuance.................  9
                  ------------------------------
             (d)  No Other Commitment............................  9
                  -------------------
             (e)  Compliance with Laws; No Liens................. 10
                  ------------------------------
     (S)4.3  Subsidiaries........................................ 10
             ------------
     (S)4.4  Business of Park.................................... 10
             ----------------
     (S)4.5  Corporate Power and Authority....................... 10
             -----------------------------

     (S)4.6  Consents and Approvals.............................. 11
             ----------------------
     (S)4.7  Financial Statements................................ 11
             --------------------
     (S)4.8  Undisclosed Liabilities............................. 12
             -----------------------
     (S)4.9  Absence of Certain Changes.......................... 12
             --------------------------
     (S)4.10 Taxes............................................... 14
             -----
     (S)4.11 Compliance with Law................................. 15
             -------------------
     (S)4.12 Proprietary Rights.................................. 16
             ------------------
     (S)4.13 Restrictive Documents or Laws....................... 17
             -----------------------------
     (S)4.14 Insurance........................................... 18
             ---------
     (S)4.15 Bank Accounts, Depositories; Powers of Attorney..... 18
             -----------------------------------------------
     (S)4.16 Title to and Condition of Properties................ 18
             ------------------------------------
     (S)4.17 Brokers, Finders.................................... 20
             ----------------
     (S)4.18 Legal Proceedings, etc.............................. 20
             ----------------------
     (S)4.19 ERISA............................................... 20
             -----
     (S)4.20 Contracts........................................... 23
             ---------
     (S)4.21 Accounts Receivable................................. 24
             -------------------
     (S)4.22 No Conflict or Default.............................. 25
             ----------------------
     (S)4.23 Books of Account; Records........................... 26
             -------------------------
     (S)4.24 Officers, Employees and Compensation................ 26
             ------------------------------------
     (S)4.25 Labor Relations..................................... 27
             ---------------
     (S)4.26 Suppliers and Third Party Payors.................... 27
             --------------------------------
     (S)4.27 Medicare and Medicaid............................... 27
             ---------------------
     (S)4.28 Investment Intent................................... 27
             -----------------
     (S)4.29 Disciplinary Actions................................ 29
             --------------------
     (S)4.30 Complete Disclosure................................. 29
             -------------------
ARTICLE V
                   COVENANTS OF THE PARTIES...................... 29
                   ------------------------
     (S)5.1  Mutual Covenants.................................... 29
             ----------------
             (a)  General........................................ 29
                  -------
             (b)  Governmental Matters........................... 29
                  --------------------
             (c)  Registration Rights............................ 29
                  -------------------
             (d)  Securities Law Compliance...................... 30
                  -------------------------
     (S)5.2  Covenants of Park and the Park Shareholders......... 30
             -------------------------------------------
             (a)  Delivery of Interim Statements................. 30
                  ------------------------------
             (b)  Conduct of Business............................ 30
                  ----------------
             (c)  Exclusive Rights............................... 32
                  ----------------
             (d)  Access to Records and Other Due Diligence...... 33
                  -----------------------------------------
             (e)  Disclosures.................................... 33
                  -----------
             (f)  Employee Retention............................. 33
                  ------------------
             (g)  Affiliate Indebtedness......................... 34
                  ----------------
             (h)  Dividends and Distributions.................... 34
                  ---------------------------
             (i)  Shareholders Agreements........................ 34
                  -----------------------
             (j)  Third Party Consents........................... 34
                  --------------------
             (k)  Notices of Certain Events...................... 34
                  -------------------------
             (l)  [Intentionally left blank]..................... 35
             (m)  Noncompetition................................. 35
                  --------------
             (n)  Injunctive Relief.............................. 36
                  -----------------
             (o)  Escrow Agreement............................... 36
                  ----------------
             (p)  Subordination Agreement........................ 36
                  -----------------------
             (q)  Assignment of Rights to Certain Assets......... 36
                  --------------------------------------
     (S)5.3  Covenants of ADP.................................... 36
             ----------------

             (a)  [Intentionally left blank]..................... 36
             (b)  Election of Director........................... 36
                  --------------------
             (c)  ADP Stock Options.............................. 36
                  -----------------
             (d)  Notices of Certain Events...................... 37
                  -------------------------
             (e)  Access to Records and Other Due Diligence...... 37
                  -----------------------------------------
             (f)  Dividends and Distributions.................... 37
                  ---------------------------
             (g)  Disclosures.................................... 37
                  -----------
             (h)  Escrow Agreement............................... 38
                  ----------------
             (i)  Subordination Agreement........................ 38
                  -----------------------

ARTICLE VI
                                  CONDITIONS..................... 38
                                  ----------
     (S)6.1  Mutual Conditions................................... 38
             (a)  Legal Prohibition.............................. 38
                  -----------------
             (b)  Debentures..................................... 38
                  ----------
             (c)  Service Agreement.............................. 38
                  -----------------
             (d)  Governmental Approvals......................... 38
                  ----------------------
     (S)6.2  Conditions to Obligations of Park and the Park
             ----------------------------------------------
             Shareholders
             ------------
             (a)  Representations and Warranties................. 39
                  ------------------------------
             (b)  Performance of Agreement....................... 39
                  ------------------------
             (c)  Certificate.................................... 39
                  -----------
             (d)  Opinion of Counsel............................. 39
                  ------------------
             (e)  Authority...................................... 39
                  ---------
             (f)  Material Adverse Changes....................... 39
                  ------------------------
             (g)  Restrictive Conditions......................... 39
                  ----------------------
             (h)  Defaults....................................... 39
                  --------
     (S)6.3  Conditions to Obligations of ADP.................... 40
             --------------------------------
             (a)  Representations and Warranties................. 40
                  ------------------------------
             (b)  Performance of Agreement....................... 40
                  ------------------------
             (c)  Certificate.................................... 40
                  -----------
             (d)  Reorganization................................. 40
                  --------------
             (e)  Structure of New PA............................ 40
                  -------------------
             (f)  Authority...................................... 41
                  ---------
             (g)  Professional Personnel......................... 41
                  ----------------------
             (h)  Financial Statements........................... 41
                  --------------------
             (i)  Opinion of Counsel............................. 41
                  ------------------
             (j)  Existing Employment, Independent Contractor,
                  --------------------------------------------
                  and Deferred Compensation Agreements........... 41
                  ------------------------------------
             (k)  Employment and Noncompetition Agreement with
                  --------------------------------------------
                  ADP............................................ 41
                  ---
             (l)  Employment and Noncompetition Agreements of
                  -------------------------------------------
                  the New PA..................................... 42
                  ----------
             (m)  Third Party Consents........................... 42
                  --------------------
             (n)  Termination of Options......................... 42
                  ----------------------
             (o)  Delta Agreements............................... 42
                  ----------------
             (p)  Restrictive Conditions......................... 42
                  ----------------------
             (q)  Defaults....................................... 42
                  --------
             (r)  Material Adverse Changes....................... 43
                  ------------------------
             (s)  Books and Records.............................. 43
                  -----------------
             (t)  Shareholders' Equity........................... 43
                  --------------------
             (u)  Capital Expenditures........................... 44
                  --------------------

             (v)  Compliance with Laws........................... 44
                  --------------------

ARTICLE VII
                        TERMINATION AND AMENDMENT................ 44
                        -------------------------
     (S)7.1  Termination......................................... 44
             (a)  Termination by Park and the Park
                  --------------------------------
                  Shareholders................................... 44
                  ------------
             (b)  Termination by ADP............................. 44
                  ------------------
     (S)7.2  Amendment........................................... 45
             ---------
     (S)7.3  Extension; Waiver................................... 45
             -----------------
ARTICLE VIII
                              INDEMNIFICATION.................... 45
                              ---------------
     (S)8.1  Survival of Representations, Warranties and
             -------------------------------------------
             Agreements.......................................... 45
             ----------
     (S)8.2  Indemnification..................................... 46
             ---------------
     (S)8.3  Limitations on Indemnification...................... 47
             ------------------------------
     (S)8.4  Procedure for Indemnification with Respect to Third
             ---------------------------------------------------
             Party Claims........................................ 47
             ------------
     (S)8.5  Procedure For Indemnification with Respect to Non-
             --------------------------------------------------
             third Party Claims.................................. 47
             ------------------
     (S)8.6  Right of Setoff..................................... 49
             ---------------
     (S)8.7  Escrow Agreement.................................... 50
             ----------------
     (S)8.8  Liability Limitations............................... 50
             ---------------------

ARTICLE IX
                                   MISCELLANEOUS................. 50
                                   -------------
     (S)9.1  Attorney In Fact.................................... 50
             ----------------
     (S)9.2  Notices............................................. 51
             -------
     (S)9.3  Non-Waiver.......................................... 52
             ----------
     (S)9.4  Genders and Numbers................................. 53
             -------------------
     (S)9.5  Headings............................................ 53
             --------
     (S)9.6  Counterparts........................................ 53
             ------------
     (S)9.7  Entire Agreement.................................... 53
             ----------------
     (S)9.8  No Third Party Beneficiaries........................ 53
             ----------------------------
     (S)9.9  Governing Law....................................... 53
             -------------
     (S)9.10 Binding Effect; Assignment.......................... 53
             --------------------------
     (S)9.11 Remedies............................................ 54
             --------
     (S)9.12 Expenses............................................ 54
             --------
     (S)9.13 Public Announcements................................ 54
             --------------------
     (S)9.14 Severability........................................ 54
             ------------

INDEX OF PARK SCHEDULES.......................................... 59
-----------------------

INDEX OF EXHIBITS................................................ 60
-----------------

                       ACQUISITION AND EXCHANGE AGREEMENT
                       ----------------------------------

     This Acquisition and Exchange Agreement (this "Agreement") is made effective November 11, 1996, among American Dental Partners, Inc., a Delaware corporation ("ADP"), PDHC, Ltd., a Minnesota professional association, dba Park Dental ("Park"), and the shareholders of Park, as identified on Exhibit A attached to this Agreement (the "Park Shareholders").


                             BACKGROUND INFORMATION
                             ----------------------

     A. ADP desires to acquire Park (other than its assets and operations excluded in this Agreement) as part of a transaction (the "Acquisition") intended to qualify as a tax free exchange under (S)351 of the Internal Revenue Code of 1986, as amended (the "Code"), subject to the rules of (S)351 of the Code and the regulations promulgated thereunder applicable to the receipt and taxability of "boot" (within the meaning of such rules), pursuant to which, among other things, all of the issued and outstanding Park Shares (defined in (S)4.2, below) will be transferred to ADP by the Park Shareholders, in exchange for which the Park Shareholders will receive, in the aggregate, the following:
(i) cash in the amount of $3,300,000 (the "Cash Consideration"), subject to adjustment under (S)6.3(t); (ii) subordinated promissory notes in the aggregate original principal amounts of $1,500,000, payable, with interest at the rate of 7% per annum, in seven equal annual installments due on the first seven anniversaries of the Closing (defined in (S)1.2, below), respectively (the "Notes"); and (iii) 210,000 shares of common stock, $.01 par value, of ADP ("ADP Shares"), subject to adjustment under (S)6.3(t).

     B. The respective boards of directors of ADP and Park have determined that the Acquisition and the other transactions described in this Agreement are desirable and in the best interests of their respective shareholders and have duly approved and adopted this Agreement.


                             STATEMENT OF AGREEMENT
                             ----------------------

     The parties to this Agreement (the "Parties") hereby acknowledge the above Background Information and agree as follows:

                                   ARTICLE I
                                THE ACQUISITION
                                ---------------

     (S)1.1  The Acquisition.  Upon the terms and subject to the conditions
             ---------------
described in this Agreement, each Park Shareholder shall, at the Closing, transfer to ADP all of the issued and outstanding Park Shares owned by that Shareholder. In exchange for such transfer, each Park Shareholder shall receive, at the Closing (subject to the Escrow Agreement described in (S)8.7, below), (i) that number of ADP Shares which is equal to the result obtained when the total number of ADP Shares to be issued as a result of the Acquisition (as adjusted under (S)6.3(t), if applicable) is multiplied by a fraction having as its numerator that number of Park Shares transferred to ADP by that Shareholder and having as its denominator the total number of Park Shares issued and outstanding immediately prior to the Closing (the "Conversion Fraction"),
(ii) a Note in a principal amount equal to the result obtained when $1,500,000 is multiplied by the Conversion Fraction, and (iii) cash in an amount equal to the result obtained when the total Cash Consideration to be paid as a result of the Acquisition (as adjusted under (S)6.3(t), if applicable) is multiplied by the Conversion Fraction. Each Note shall be in the form attached to this Agreement as Exhibit B and shall be subject to a Subordination Agreement in the form attached hereto as Exhibit C. For purposes of applying the provisions of this Article, the number of ADP Shares issuable to each Park Shareholder shall be rounded to the nearest 1/10, and the principal amount of each Note and the amount of the Cash Consideration payable to each Park Shareholder shall be rounded to the nearest cent.

     (S)1.2  The Purchase.  In connection with the Acquisition, ADP shall,
             ------------
pursuant to the Series A and Series B Preferred Stock Purchase Agreement dated January 8, 1996, as amended, February 19, 1996, and May 1, 1996, among ADP and its current shareholders (the "ADP Shareholders," and collectively with the Park Shareholders, the "Transferors"), cause the ADP Shareholders to transfer to ADP cash in an aggregate amount at least equal to $6,200,000 in exchange for shares of ADP's Series A Convertible Preferred Stock, par value $.01 per share, and Series B Redeemable Preferred Stock, par value $.01 per share (the "Purchase"), such that, following the Acquisition and the Purchase, the Transferors will own, in the aggregate, not less than 80 percent of the total combined voting power of all classes of capital stock of ADP entitled to vote and at least 80 percent of the total number of shares of all other classes of capital stock of ADP.

     (S)1.3  Closing.  The closing of the transactions contemplated by this
             -------
Agreement (the "Closing") shall be held at the offices of Fredrikson & Byron, P.A., 1100 International Centre, 900 Second Avenue South, Minneapolis, Minnesota 55402-3397, commencing at 10:00 a.m. Eastern time on such date (the "Closing Date") as may be reasonably designated by ADP; provided that the Closing shall be held not later than 15 business days after satisfaction or waiver of all conditions set forth in Article VI of this Agreement.

                                 ARTICLE II
                           [Intentionally left blank]


                                  ARTICLE III
                     REPRESENTATIONS AND WARRANTIES OF ADP
                     -------------------------------------

          In order to induce Park and the Park Shareholders to enter into this Agreement, ADP hereby represents and warrants to Park and to each of the Park Shareholders that the statements contained in this Article are true, correct and complete, except as disclosed in the Schedules specifically referred to in this Article and delivered by ADP to Park on or prior to the date of this Agreement (collectively, the "ADP Schedules"):

          (S)3.1  Organization and Standing.  ADP is a corporation duly
                  -------------------------
organized, validly existing and in good standing under the laws of its state of incorporation with full corporate power and authority to own, lease, use and operate its properties and to conduct its business as and where now owned, leased, used, operated and conducted. ADP is duly qualified to do business and is in good standing in each jurisdiction listed in Schedule 3.1, is not qualified to do business in any other jurisdiction, and neither the nature of the business conducted by ADP nor the properties it owns, leases, or operates requires it to qualify to do business as a foreign corporation in any other jurisdiction. ADP is not in default in the performance, observation, or fulfillment of any provision of its certificate of incorporation, bylaws, and other organizational documents, as applicable, each as amended to date. A true and complete copy of ADP's certificate of incorporation, bylaws and all amendments thereto are attached to Schedule 3.1. ADP has no subsidiaries.

          (S)3.2  Corporate Power and Authority.  ADP has all requisite
                  -----------------------------
corporate power and authority to enter into this Agreement and to perform its obligations under this Agreement. This Agreement and the transactions contemplated by this Agreement have been duly and validly authorized by all necessary corporate action on the part of ADP. This Agreement has been duly executed and delivered by ADP and constitutes the legal, valid and binding obligation of ADP, enforceable against ADP in accordance with its terms. No other corporate action or proceeding by or in respect of ADP is or was necessary to authorize this Agreement or the transactions contemplated by this Agreement.

          (S)3.3  Capitalization of ADP.
                  ---------------------

                  (a) ADP Stock. As of the date of this Agreement, ADP's
                      ---------
          authorized capital stock ("ADP Stock") consists solely of (a) 1,000,000 shares of common stock, $.01 par value, of which 100,000 are issued and outstanding ("Common Stock"); (b) 400,000, $.01 par value, Series A Convertible Preferred Shares

          (the "Series A Stock"), of which 51,821 are issued and outstanding (without adjustment for the Purchase); and (c) 70,000, $.01 par value, Series B Redeemable Preferred Shares (the "Series B Stock"), of which 9,069 are issued and outstanding (without adjustment for the Purchase).

                   (b) Due Authorization and Issuance.  Each outstanding share
                       ------------------------------
         of ADP Stock is, and all ADP Stock (including the ADP Shares) to be issued to the Transferors in connection with the Purchase and the Acquisition will be, duly authorized, validly issued, fully paid and nonassessable, and have not been and will not be issued in violation of any preemptive or similar rights.

                  (c) Stock Ownership.  Set forth in Schedule 3.3 is a complete
                      ---------------
          and accurate list of the shareholders of ADP and the shares of ADP owned by each of them.

                  (d) Post-Acquisition/Purchase.  Immediately following the
                      -------------------------
          Acquisition and the Purchase, the ADP Shares and the shares of ADP Stock owned by the ADP Shareholders shall constitute, in the aggregate, not less than 80 percent of the total combined voting power of all classes of ADP Stock entitled to vote and at least 80 percent of the total number of shares of all other classes of ADP Stock.

                  (e) No Other Commitment.  Except as set forth in Schedule 3.3,
                      -------------------
          there are no outstanding subscriptions, options, warrants, puts, calls, agreements, understandings, claims or other commitments or rights of any type relating to the issuance, sale or transfer by ADP of any shares of ADP Stock, nor are there outstanding any securities which are convertible into or exchangeable for any ADP Stock and ADP has no obligation of any kind to issue any additional securities of ADP, or any predecessor.

                  (f) Compliance with Laws; No Liens.  The issuance of all
                      ------------------------------
          shares of ADP Stock has been, and the issuance of the ADP Stock to the Transferors as contemplated by this agreement will be (subject to (S)4.28, below), in full compliance with all applicable federal and state securities laws and other laws. Except as set forth in Schedule 3.3, ADP has not agreed to register any securities under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder or under any state securities law .

                  (g) Subsidiaries.  ADP has no subsidiaries. In addition, ADP
                      ------------
          does not own, directly or indirectly, any equity or other ownership interest in any corporation, partnership, joint venture, or other entity or enterprise (hereinafter simply "entity"). ADP is no subject to any obligation or requirement to provide funds to or make any investment (in the form of a loan, capital contribution, or otherwise) in any entity.

     (S)3.4  Conflicts; Consents and Approvals.  Neither the execution and
             ---------------------------------
delivery of this Agreement by ADP nor the consummation of the transactions contemplated in this Agreement will:

             (a) Violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with the giving of notice, the passage of time or otherwise, would constitute a default) under, or entitle any third party (with the giving of notice, the passage of time or otherwise) to terminate, accelerate or call a default under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of ADP under any of the terms, conditions or provisions of the certificate of incorporation or bylaws, each as amended to date, of ADP, or any note, bond, mortgage, indenture, deed of trust, license, contract, undertaking, agreement, lease or other instrument or obligation to which ADP is a party and which is material to ADP and its subsidiaries, taken as a whole;

             (b) Violate any order, writ, injunction, decree, statute, rule or regulation, applicable to ADP or its properties or assets; or

             (c) Require any action or consent or approval of, or review by, or registration with any third party, court or governmental body or other agency, instrumentality or authority, other than such actions as may be necessary in respect of federal and state securities laws.

     (S)3.5  Litigation.  There is no suit, claim, action, proceeding or
             ----------
investigation pending or, to the best knowledge of ADP, threatened against ADP which, individually or in the aggregate, is reasonably likely to have a material adverse effect on ADP and its subsidiaries, taken as a whole, or a material adverse effect on the ability of ADP to consummate the transactions contemplated in this Agreement. ADP is not subject to any outstanding order, writ, injunction or decree which, insofar as can be reasonably foreseen, individually or in the aggregate, would have a material adverse effect on it or a material adverse effect on the ability of ADP to consummate the transactions contemplated by this Agreement.

     (S)3.6  Brokerage and Finder's Fees.  Neither ADP nor any of its
             ---------------------------
shareholders, directors, officers or employees has incurred, or will incur on behalf of ADP, any brokerage, finder's or similar fee in connection with the transactions contemplated by this Agreement.

     (S)3.7  Financial Statements.  ADP has furnished to Park the following
             --------------------
(collectively, the "ADP Financial Statements"): the balance sheets for ADP as at September 30, 1996, and the related statements of income and retained earnings and cash flows for the period then ended. The ADP Financial Statements have been prepared from and are in accordance with the books and records of ADP and in conformity with generally accepted accounting principles applied on a consistent basis, were initialed for identification by the Chief Executive Officer of ADP, and fairly present the financial condition of ADP as of the dates stated and the results of operations of ADP for the periods then ended in accordance with such practices.

     (S)3.8  Undisclosed Liabilities.  Except as disclosed in Schedule 3.8, ADP
             -----------------------
does not have any liability or obligation of any nature (whether liquidated, unliquidated, accrued, absolute, contingent or otherwise and whether due or to become due) except:

             (a) Those set forth in the ADP Financial Statements which have not been paid or discharged since the date thereof; and

             (b) Those incurred in transactions in the ordinary course of ADP's business since the date of the ADP Financial Statements, including without limitation the acquisition of dental practices, assets of dental practices, or other similar transactions unless obligations of ADP with respect to such acquisitions would be properly included in ADP Financial Statements if current as of the date of this Agreement, or unless full disclosure of the terms of any such acquisition is not prohibited by contractual undertakings by ADP.

     (S)3.9  Taxes.
             -----

             (a) ADP has duly, properly, and timely filed all federal, state, local and foreign tax returns and tax reports required to be filed by it, all such returns and reports are true, correct and complete, none of such returns and reports have been amended, and all taxes, assessments, fees and other governmental charges due from ADP including without limitation those arising under such returns and reports, have been fully paid or are fully accrued as liabilities in the ADP Financial Statements and will be timely paid. No claim has been made by authorities in any jurisdiction where ADP did not file tax returns that it is or may be subject to taxation therein.

             (b) ADP has delivered to Park copies of all federal, state, local, and foreign income tax returns filed with respect to ADP as of the date of this Agreement. Schedule 3.9 sets forth the dates and results of any and all audits conducted by taxing authorities within the last five years or otherwise with respect to any tax year for which assessment is not barred by any applicable statute of limitations. No waivers of any applicable statute of limitations for the filing of any tax returns or payment of any taxes or assessments of any deficient or unpaid taxes are outstanding. Except as set forth in Schedule 3.9, all deficiencies proposed as a result of any audits have been paid or settled. There are no pending or, to the best of ADP's knowledge, threatened federal, state, local or foreign tax audits or assessments of ADP and no agreement with any federal, state, local or foreign taxing authority that may affect the subsequent tax liabilities of ADP.

             (c) ADP is not on the date of this Agreement, nor will it be at the Closing, liable for taxes, assessments, fees or governmental charges for which it has not made adequate provision.

     (S)3.10 Compliance with Law.  Except as set forth in Schedule 3.10, ADP has
             -------------------
complied and is in compliance in all material respects with all applicable laws, statutes, orders, rules, regulations, policies and guidelines promulgated, and all judgments, decisions and orders entered, by any federal, state, local or foreign court or governmental authority, agency, or instrumentality relating to ADP, or its business or properties, including without limitation all zoning, fire, safety, building, asbestos laws, ordinances, regulations and requirements, Environmental Laws (defined in (S)4.11), Governmental Reimbursement Laws (defined in (S)4.27), Title VII of the Civil Rights Act of 1964, as amended, the Fair Labor Standards Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Americans with Disabilities Act of 1990, all applicable federal, state and local laws, rules and regulations relating to employment, and all applicable laws, rules and regulations governing payment of minimum wages and overtime rates, and the withholding and payment of taxes from compensation of employees; federal and state antitrust and trade regulation laws applicable to competition generally or to agreements restricting, allocating or otherwise affecting geographic or product markets; and all related laws, ordinances, regulations and requirements (the "Relevant Laws"). Except as set forth in
Schedule 3.10, ADP has not been charged with or given notice of any violation of any of the Relevant Laws which violation has not been remedied in full. Except as set forth on Schedule 3.10, (i) ADP has never disposed of, or contracted for the disposal of, hazardous wastes, hazardous substances, infectious or medical waste, radioactive waste or sewage sludge, and (ii) no such wastes, substances, or sludge generated by ADP have finally come to be located on any site which is or has been (including as a potential or suspect site) included in any published federal, state, or local "superfund" or other list of hazardous or toxic waste sites.

     (S)3.11 Legal Proceedings, etc.  Except as listed and described in Schedule
             -----------------------
3.11, there are no claims, proceedings, suits or investigations pending or overtly threatened against or relating to

ADP (or any of its officers, directors, or shareholders in connection with the business or affairs of ADP), by or before any federal, state, local or foreign court or governmental body, agency, or authority. There are no such claims, proceedings, suits or investigations pending or, to the best of ADP's knowledge, threatened for the purpose of enjoining or preventing the consummation of the Acquisition or any other transaction contemplated by this Agreement or otherwise challenging the validity or propriety of the transactions contemplated by this Agreement. Except as disclosed in Schedule 3.11, neither ADP nor any of its officers or directors is subject to any judgment, order or decree, or any governmental restriction applicable to ADP, which has a reasonable probability of resulting in a material adverse change in the business, operations, assets, properties, prospects, rights or condition (financial or otherwise) of ADP, or which may materially adversely affect the ability of ADP to conduct its business as is currently being conducted. Except as listed and described in Schedule 3.11, there are no facts, circumstances, or occurrences, which may give rise to any claims, proceedings, or suits against Park or any of its officers or directors.

     (S)3.12 Complete Disclosure; Expiration.  No representation or warranty by
             -------------------------------
ADP in this Agreement or the ADP Schedules contains, or will contain as of the Closing, any untrue statement of a material fact or omits, or will omit as of the Closing, a material fact necessary to make the statements contained herein or therein not misleading.

     ADP's obligations with respect to the representations and warranties set forth in this Article shall expire on the third anniversary of the Closing Date.


                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
                            OF THE PARK SHAREHOLDERS
                            ------------------------

     In order to induce ADP to enter into this Agreement, the Park Shareholders hereby represent and warrant to ADP that the statements contained in this Article are true, correct and complete, except as disclosed in the Schedules specifically referred to in this Article and delivered by Park to ADP on or prior to the date of this Agreement (collectively, the "Park Schedules").

     (S)4.1  Organization and Standing.  Each of Park and OHC (defined below) is
             -------------------------
a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation with full corporate power and authority to own, lease, use and operate its properties and to conduct its business as and where now owned, leased, used, operated and conducted. Each of Park and OHC is duly qualified to do business and is in good standing in each jurisdiction listed in Schedule 4.1, is not qualified to do business in any other jurisdiction, and neither the nature of the business conducted by either of Park or OHC nor the properties either of them owns, leases or operates requires either of them to qualify to do business as a foreign corporation in any other jurisdiction. Neither Park nor OHC has received any written notice or assertion within the last three years from any governmental official in any jurisdiction to the effect that it is required to be qualified or authorized to do business in such jurisdiction, in which Park or OHC, as applicable, is not so qualified or has not obtained such authorization. Neither Park nor OHC is in default in the performance, observation or fulfillment of any provision of its certificate or articles of incorporation, bylaws, or other organizational documents, as applicable, each as amended to date. The term "OHC" shall mean Park's wholly-owned subsidiary Oral HealthCare Corporation, a Minnesota corporation.

     (S)4.2  Capitalization and Security Holders.
             -----------------------------------

             (a)  Park Shares.  The authorized capital stock of Park (the "Park
                  -----------
     Shares") consists solely of 50,000 shares of common stock, par value $1.00 a share, of which 11,784.3 will be issued and outstanding as of the Closing. The Park Shareholders hold beneficially and of record all of the outstanding Park Shares. The authorized capital stock of OHC (the "OHC Shares") consists solely of 100,000 shares of common stock, par value $.01 a share, of which 1,000 are issued and outstanding.

             (b)  Stock Ownership.  Schedule 4.2 sets forth a correct and
                  ---------------
     complete list of the names and addresses of, and the number of Park Shares held beneficially and of record by, the Park Shareholders, respectively.

             (c)  Due Authorization and Issuance.  Each outstanding Park Share
                  ------------------------------
     and OHC Share has been duly authorized and validly issued and is fully paid and non-assessable and has not been issued in violation of any preemptive or similar rights.

             (d)  No Other Commitment.  Except as set forth in Schedule 4.2,
                  -------------------
     there are no outstanding subscriptions, options, warrants, puts, calls, agreements, understandings, claims or other commitments or rights of any type relating to the issuance, sale or transfer by either Park, OHC, or any Park Shareholder of any Park Shares or OHC Shares, nor are there outstanding any securities which are convertible into or exchangeable for any shares of capital stock of Park or OHC and neither OHC nor Park has any obligation of any kind to issue any additional securities of Park or OHC, or any predecessor.

             (e)  Compliance with Laws; No Liens.  The issuance, sale, and
                  ------------------------------
     transfer of all of the Park Shares and OHC Shares have been in full compliance with all applicable federal and state securities laws and other laws, including without limitation such laws, rules, and regulations concerning the status of shareholders of a professional association. As to his own Park Shares, each Park Shareholder represents and warrants that, except as set forth in Schedule 4.2, all of that Park Shareholder's Park Shares are free and clear of all liens, security interests, encumbrances, pledges, charges, claims, voting trusts and restrictions on transfer of any nature whatsoever, except restrictions on transfer imposed by or pursuant to federal and state securities laws. Except as set forth in Schedule 4.2, all OHC Shares are free and clear of all liens, security interests, encumbrances, pledges, charges, claims, voting trusts and restrictions on transfer of any nature whatsoever, except restrictions on transfer imposed by or pursuant to federal and state securities laws. Except as set forth in
     Schedule 4.2, Park has not agreed to register any securities under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder or under any state securities law.

     (S)4.3  Subsidiaries.  Set forth on Schedule 4.3 is a correct and complete
             ------------
list of all subsidiary corporations of Park, the number and class of shares of capital stock of each such subsidiary, and the percentage of all capital stock of that subsidiary which is represented by the shares owned by Park. Except as set forth on Schedule 4.3, Park does not own, directly or indirectly, any equity or other ownership interest in any corporation, partnership, joint venture or other entity or enterprise (hereinafter, simply "entity"). Park is not subject to any obligation or requirement to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any entity.

     (S)4.4  Business of Park.  Park is and has been engaged in the business
             ----------------
of providing dental services to its patients and is engaged in no other business whatsoever except as may be incidental to the foregoing.

     (S)4.5  Corporate Power and Authority.  Park has all requisite corporate
             -----------------------------
power and authority to enter into and perform this Agreement and to carry out its obligations under this Agreement. This Agreement and the transactions contemplated by this Agreement have been duly and validly authorized by the board of directors and no authorization by the shareholders of Park of such transactions is necessary. This Agreement has been duly executed and delivered by Park and constitutes the legal, valid and binding obligation of Park enforceable against Park in accordance with its terms. No other corporate action or proceeding by or in respect of Park is or was necessary to authorize this Agreement or the consummation by

Park of its obligations with respect to the transactions contemplated by this Agreement.

     (S)4.6  Consents and Approvals.  Except for the consents described in
             ----------------------
Schedule 4.6, neither the execution and delivery of this Agreement by Park or the Park Shareholders nor the consummation of the transactions contemplated by this Agreement require or will require any action, consent, or approval of, or review by, or registration with, any third party, court or governmental body or other agency, instrumentality or authority.

     (S)4.7  Financial Statements.
             --------------------

             (a) Park shall furnish to ADP the following (collectively, the "Financial Statements"): (i) the balance sheets for Park as at December 31, 1995, and the related statements of income and retained earnings and cash flows for the fiscal year then ended, including, in each case, the related notes, all of which shall be prepared, examined and accompanied by the unqualified audit report of Stirtz Bernards Boyden Surdel & Larter ("Stirtz Bernards"); (ii) the balance sheets for Park as at December 31, 1994, and December 31, 1993, and the related statements of income and retained earnings and cash flows for the fiscal years then ended, including, in each case, the related notes, all of which have been reviewed and accompanied by the review report of Stirtz Bernards; and (iii) the balance sheets for Brookpark Dental Center, P.A. ("Brookpark"), as at June 30, 1994, and June 30, 1993, and the related statements of income and retained earnings and cash flows for the fiscal years then ended, including, in each case, the related notes, all of which have been reviewed and accompanied by the review report of Stirtz Bernards. The Financial Statements as at and for the fiscal year ended December 31, 1995, are sometimes hereinafter referred to separately as the "1995 Financial Statements". The Financial Statements were prepared from and are in accordance with the books and records of Park and its predecessors and in conformity with generally accepted accounting principles applied on a consistent basis, shall be initialed for identification by the Chief Executive Officer of Park, and shall fairly present the financial condition of Park as of the dates stated and the results of operations of Park for the periods then ended in accordance with such practices.

             (b) When delivered in accordance with Section 5.2(a) of this Agreement, the balance sheet of Park as of the most recent month-end prior to the Closing Date, and the related statements of income and retained earnings and cash flows for the period beginning on the first day of Park's current fiscal year through the most recent month-end prior to the Closing (collectively, the "Interim Statements"), shall have been prepared in conformity with generally accepted accounting principles applied on a basis consistent with that used in the Financial Statements, and shall fairly present the financial condition of Park as of such date and the results of operations of Park for such period then ended in accordance with such practices.

     (S)4.8  Undisclosed Liabilities.  Except as disclosed in Schedule 4.8,
             -----------------------
neither Park nor OHC has any liability or obligation of any nature (whether liquidated, unliquidated, accrued, absolute, contingent or otherwise and whether due or to become due) except:

             (a) Those set forth in the 1995 Financial Statements which have not been paid or discharged since the date thereof;

             (b) Those arising under agreements or other commitments specifically identified in Schedule 4.20;

             (c) Current liabilities (determined in accordance with generally accepted accounting principles) incurred since January 1, 1996, in transactions in the ordinary course of business consistent with past practices which are properly reflected on its books, and are or will be properly reflected in the Interim Statements; and

             (d)  Those arising under and as a result of this Agreement.

     (S)4.9  Absence of Certain Changes.  Except as set forth in Schedule 4.9,
             --------------------------
and except as specifically contemplated by this Agreement to occur prior to the Closing, since January 1, 1996, there has not been:

             (a) Any material adverse change in the business, operations, assets, properties, prospects, rights or condition (financial or otherwise) of Park, or any occurrence, circumstance, or combination thereof which reasonably could be expected to result in any such material adverse change (a "Material Adverse Effect");

             (b) Any declaration, setting aside or payment of any dividend or any distribution (in cash or in kind) to any shareholder of Park or any direct or indirect redemption, purchase or other acquisition by Park of any of its capital stock or any options, warrants, rights or agreements to purchase or acquire such stock;

             (c) Any increase in amounts payable by Park to or for the benefit of, or committed to be paid by Park to or for the benefit of any stockholder, director, or officer of Park, or any other consultant, agent or employee of Park, or any relatives of any such person, or any increase in any benefits granted under any bonus, stock option, profit-sharing, pension, retirement, deferred compensation, insurance, or other direct or indirect benefit plan, payment or arrangement made to, with or for the benefit of any such person, excepting only reimbursement in the ordinary course of business, in a manner consistent with past practices, of out-of-pocket expenses incurred by employees of Park directly in connection with Park's business;

             (d) Any transaction entered into or carried out by Park other than in the ordinary and usual course of its business;

             (e) Any borrowing or agreement to borrow funds by Park, any incurring by Park of any other obligation or liability (contingent or otherwise), except current liabilities incurred in the usual and ordinary course of business (consistent with past practices), or any endorsement, assumption or guarantee of payment or performance of any loan or obligation of any other individual, firm, corporation or other entity by Park;

             (f) Any material change in Park's method of doing business or any material change in its accounting principles or practices or its method of application of such principles or practices;

             (g) Any mortgage, pledge, lien, security interest, hypothecation, charge or other encumbrance imposed or agreed to be imposed on or with respect to the property or assets of Park;

             (h) Any sale, lease or other disposition of, or any agreement to sell, lease or otherwise dispose of any of the properties or assets of Park, other than in the usual and ordinary course of business;

             (i) Any purchase of or any agreement to purchase assets (other than inventory purchased in the ordinary course of business consistent with past practices) for an amount in excess of $10,000 for any one purchase or $25,000 for all such purchases made by Park or any lease or any agreement to lease, as lessee, any capital assets with payments over the term thereof to be made by Park exceeding an aggregate of $10,000;

             (j) Any loan or advance made by Park to any individual, firm, corporation or other entity;

             (k) Any modification, waiver, change, amendment, release, rescission or termination of, or accord and satisfaction with respect to, any material term, condition or provision of any contract, agreement, license or other instrument to which Park is a party, other than any satisfaction by performance in accordance with the terms thereof in the usual and ordinary course of business;

             (l) Any labor dispute or disturbance adversely affecting the business operations or condition (financial or otherwise) of Park, including without limitation the filing of any petition or charge of unfair labor practice with any governmental or regulatory authority, efforts to effect a union representation election, actual or threatened employee strike, work stoppage or slow down; or

             (m) Any disciplinary or other similar action, proceeding, or investigation taken by the Minnesota Board of Dentistry or other governmental or accrediting board, agency, or authority against or with respect to Park, any Park Shareholder, or any employee of Park or any of its affiliates.

     (S)4.10 Taxes.  Except as set forth on Schedule 4.10:
             -----

             (a) Each of Park and OHC has duly, properly, and timely filed all federal, state, local and foreign tax returns and tax reports required to be filed by it, all such returns and reports are true, correct and complete, none of such returns and reports have been amended, and all taxes, assessments, fees and other governmental charges due from Park and OHC, including without limitation those arising under such returns and reports, have been fully paid or are fully accrued as liabilities in the 1995 Financial Statements or the Interim Statements and will be timely paid. No claim has been made by authorities in any jurisdiction where Park or OHC did not file tax returns that either of them is or may be subject to taxation therein.

             (b) Park has delivered to ADP copies of all federal, state, local, and foreign income tax returns filed with respect to Park and OHC for taxable periods ended on or after December 31, 1991. Schedule 4.10 sets forth the dates and results of any and all audits conducted by taxing authorities within the last five years or otherwise with respect to any tax year for which assessment is not barred by any applicable statute of limitations. No waivers of any applicable statute of limitations for the filing of any tax returns or payment of any taxes or assessments of any deficient or unpaid taxes are outstanding. Except as set forth in Schedule 4.10, all deficiencies proposed as a result of any audits have been paid or settled. There are no pending or, to the best knowledge of Park and the Park Shareholders, threatened federal, state, local or foreign tax audits or assessments of Park or OHC and no agreement with any federal, state, local or foreign taxing authority that may affect the subsequent tax liabilities of Park or OHC.

             (c) Neither Park nor OHC is on the date of this Agreement, nor will either be at the Closing, liable for taxes, assessments, fees or governmental charges for which

     Park has not made adequate provision, including setting aside a sufficient reserve to cover that potential liability in full in the 1995 Financial Statements or the Interim Statements.

             (d) There exists no tax-sharing agreement or arrangement pursuant to which Park or OHC is obligated to pay the tax liability of any other person or entity, or to indemnify any other person or entity with respect to any tax.

             (e) Schedule 4.10 includes a list of all states, territories and jurisdictions to which any tax is properly payable by Park or OHC.

     (S)4.11 Compliance with Law.  Except as set forth in Schedule 4.11, each of
             -------------------
Park and OHC has complied and is in compliance in all material respects, except where non-compliance would have no adverse effect on the business and assets of Park or OHC, with all applicable laws, statutes, orders, rules, regulations, policies and guidelines promulgated, and all judgments, decisions and orders entered, by any federal, state, local or foreign court or governmental authority, agency, or instrumentality relating to either Park or OHC, or their respective business or properties, including without limitation all zoning, fire, safety, building, asbestos laws, ordinances, regulations and requirements, Environmental Laws (defined below), Governmental Reimbursement Laws (defined in
(S)4.27), Title VII of the Civil Rights Act of 1964, as amended, the Fair Labor Standards Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Americans with Disabilities Act of 1990, all applicable federal, state and local laws, rules and regulations relating to employment, and all applicable laws, rules and regulations governing payment of minimum wages and overtime rates, and the withholding and payment of taxes from compensation of employees; federal and state antitrust and trade regulation laws applicable to competition generally or to agreements restricting, allocating or otherwise affecting geographic or product markets; all laws, rules, and regulations relating to the practice of dentistry and licensing or credentialing of dentists, endodontists, periodontists, prosthodontists, pediatric dentists, orthodontists, oral surgeons, certified registered dental assistants, hygienists, and other dental care professionals involved with the business of Park (collectively, the "Dental Licensing Laws"); all federal or state laws and regulations relating to fraud and abuse; and all related laws, ordinances, regulations and requirements (all of the foregoing, collectively, the "Applicable Laws"). Schedule 4.11 includes a list of all franchises, licenses, permits, consents, authorizations, approvals and certificates necessary for Park to carry on its business as presently conducted (collectively, the "Permits"), each of which currently is owned by Park and is valid and in full force and effect. Except as set forth in Schedule 4.11, Park is not in violation of any of the Permits, and there are no pending or, to the best knowledge of Park and the Park

Shareholders, threatened proceedings which could result in the revocation, cancellation or inability of Park to renew any Permit. Except as set forth in
Schedule 4.11, neither Park nor OHC has been charged with or given notice of any violation of any of the Applicable Laws which violation has not been remedied in full (without any remaining liability of Park). Except as set forth on Schedule 4.11, (i) neither Park nor OHC has ever disposed of, or contracted for the disposal of, hazardous wastes, hazardous substances, infectious or medical waste, radioactive waste or sewage sludge, and (ii) no such wastes, substances, or sludge generated by either Park or OHC have finally come to be located on any site which is or has been (including as a potential or suspect site) included in any published federal, state, or local "superfund" or other list of hazardous or toxic waste sites.

     For purposes of this Agreement, "Environmental Laws" shall mean all federal, state, and local environmental laws, statutes, ordinances, and codes relating to the protection of public health or the environment (including without limitation any water, water vapor, land, subsurface, air, fish, wildlife, biota, and other natural resources) and/or governing the use, storage, treatment, generation, transportation, processing, handling, management, production, or disposal of solid wastes, medical wastes, toxic substances, hazardous wastes, hazardous substances, petroleum, petroleum based products, radio-nuclides, or other radioactive materials and the rules, regulations, policies, guidelines, interpretations, decisions, orders, and directives of federal, state, and local government agencies and authorities with respect thereto.

     (S)4.12 Proprietary Rights.  Schedule 4.12 sets forth:
             ------------------

             (a) All material names, patents, inventions, customer lists, proprietary rights, computer software, trademarks, trade names, service marks, logos, copyrights and franchises and all applications therefor, registrations thereof and licenses, sublicenses or agreements in respect thereof which either Park or OHC owns or has the right to use or to which either Park or OHC is a party; and

             (b) All filings, registrations or issuances of any of the foregoing with or by any federal, state, local or foreign regulatory, administrative or governmental office or offices (all items in (a) and (b) of this section, together with the customer lists described below, being sometimes hereinafter referred to collectively as the "Proprietary Rights").

     Except as set forth in Schedule 4.12, either Park or OHC, is the sole and exclusive owner of all right, title and interest in and to all Proprietary Rights free and clear of all liens, claims, charges, equities, rights of use, encumbrances and restrictions whatsoever, and there is no pending or, to the best knowledge of

Park and the Park Shareholders, threatened investigation, proceeding, inquiry or other review by any federal, state, local or foreign regulatory, administrative or governmental office or offices with respect to either Park or OHC's right, title or interest in any Proprietary Right.

     Other than those Proprietary Rights listed in Schedule 4.12, no name, patent, invention, patient list, customer list, proprietary right, computer software, trademark, trade name, service mark, logo, copyright, franchise, license, sublicense, or other such right is necessary for the operation of the business of Park in substantially the same manner as such business is presently conducted. No business of Park has been or is now being conducted in contravention of any trademark, copyright or other proprietary right of any third party.

     Except as set forth in Schedule 4.12, none of the Proprietary Rights: has been hypothecated, sold, assigned or licensed by Park or OHC, or any other person, corporation, firm or other legal entity; infringe upon or violate the rights of any person, firm, corporation, or other legal entity; are subject to challenge, claims of infringement, unfair competition or other claims; or are being infringed upon or violated by any person, firm, corporation or other legal entity. Except as set forth in Schedule 4.12: neither Park nor OHC has given, directly or indirectly, any indemnification against patent, trademark or copyright infringement as to any equipment, materials, products, services or supplies which Park uses, licenses or sells; no product, process, method or operation presently sold, engaged in or employed by Park infringes upon any rights owned by any other person, firm, corporation or other legal entity; and there is no pending or, to the best knowledge of Park and the Park Shareholders, threatened claim or litigation against either Park or OHC contesting the right of Park to sell, engage in or employ any such product, process, method, or operation.

     Except as set forth in Schedule 4.12, either Park or OHC has exclusive rights to own, use and license others to use the computer software used by Park (the "Software"). Schedule 4.12 lists and briefly describes, and Park has provided to ADP true, correct and complete copies of, all material licenses, agreements, documents and other materials relating to the Software and to the rights of Park herein. Except to each other, neither Park nor OHC has licensed or otherwise authorized any other person to use or make use of all or any part of the Software, nor granted, assigned or otherwise conveyed any right in or to the Software.

     (S)4.13 Restrictive Documents or Laws.  With the exception of the matters
             -----------------------------
listed in Schedule 4.13, neither Park nor OHC is a party to or bound under any mortgage, lien, lease, agreement, contract, instrument, law, order, judgment or decree, or any similar restriction not of general application which materially and adversely affects, or reasonably could be expected to so affect (a) the condition of Park (financial or otherwise); (b) the continued operation by ADP of Park's assets after the Closing on substantially the same basis as such assets are currently operated; or (c) the consummation of the transactions contemplated by this Agreement.

     (S)4.14 Insurance.  Park has been and is insured with respect to its
             ---------
property and the conduct of its business in such amounts and against such risks as are sufficient for compliance with Applicable Laws and as are adequate to protect the properties and businesses of Park in accordance with normal industry practice. Such insurance is and has been provided by insurers unaffiliated with Park, which insurers are, to the best of Park's knowledge, financially sound and reputable. Set forth in Schedule 4.14 is a true, correct and complete list of all insurance policies and bonds, if any, in force for which Park is named as an insured party, or for which Park has paid any premiums, and such lists correctly state the name of the insurer, the name of each insured party, the type and amount of coverage, deductible amounts, if any, the expiration date and the premium amount of each such policy or bond. Except as disclosed in Schedule 4.14, all such policies or bonds are currently in full force and effect and no notice of cancellation or termination has been received by Park with respect to any such policy or bond. Park will continue all such policies and bonds in full force and effect through the Closing. All premiums due and payable on such policies and bonds have been paid. Except as disclosed in Schedule 4.14, Park is not a co-insurer under any term of any insurance policy.

     (S)4.15 Bank Accounts, Depositories; Powers of Attorney.  Set forth in
             -----------------------------------------------
Schedule 4.15 is a true, correct and complete list of the names and locations of all banks or other depositories in which either Park or OHC has accounts or safe deposit boxes, and the names of the persons authorized to draw thereon, borrow therefrom or have access thereto. Except as set forth in such Schedule 4.15, no person or entity has a power of attorney from Park or OHC.

     (S)4.16 Title to and Condition of Properties.  Except as set forth in
             ------------------------------------
Schedule 4.16 or Schedule 4.20, Park and OHC have good, valid and marketable title to all of its assets and properties of every kind, nature and description, tangible or intangible, wherever located, which constitute all of the property now used in and necessary for the conduct of its business as presently conducted (including without limitation all property and assets shown or reflected on the 1995 Financial Statements). Except as set forth in Schedule 4.16, all such properties are owned free and clear of all mortgages, pledges, liens, security interests, encumbrances and restrictions of any nature whatsoever, including without limitation (a) rights or claims of parties in possession; (b) easements or claims of easements; (c) encroachments, overlaps, boundary line or water drainage disputes or any other matters; (d) any lien or right to a lien for services, labor or material furnished; (e) special tax or other assessments; (f) options to purchase, leases, tenancies, or land contracts; (g) contracts, covenants, or reservations which restrict the use of such properties and (h) violations of Environmental Laws and zoning, fire safety, building, and other laws, ordinances and regulations applicable to such properties. The current uses of all such properties are in material compliance with all federal, state, local or other governmental building, zoning, health, safety, platting, subdivision or other law, ordinance or regulation, or any applicable private restriction, and such uses are legal conforming uses. Except as set forth in Schedule 4.16, no financing statement under the Uniform Commercial Code or similar law naming either Park or OHC as debtor has been filed in any jurisdiction, and neither Park nor OHC is a party to or bound under any agreement or legal obligation authorizing any party to file any such financing statement. Schedule 4.16 contains a complete and accurate legal description of all of the real property owned or leased by either Park or OHC (organized by category). Neither Park nor OHC owns or leases any other real property.

     Except as set forth in Schedule 4.16, all real property and structures and all machinery, equipment, and other tangible personal property owned, leased or used by Park which are material to the operation of its business, are suitable for the purpose or purposes for which they are being used (including material compliance with all laws and regulations relating to such use), and are in good condition and repair in all material aspects. There are no material structural defects in the exterior walls or the interior bearing walls, the foundation or the roof of any building or other such structure owned or used by Park, and the electrical, plumbing, heating systems, and air conditioning systems of all such structures are in good operating condition. Neither Park, OHC, nor any Park Shareholder has caused or permitted, and to the best of their knowledge no other party has caused or permitted, any hazardous waste or toxic material to be disposed of or discharged on, leaked from, or otherwise contaminate any real property owned, leased or used by either Park or OHC. No hazardous waste or toxic material is stored upon or in any real property owned, leased, or used by either Park or OHC (including without limitation any underground storage tanks), except those wastes and toxic materials used by or generated by Park in the ordinary course of its business. Neither Park nor OHC has not received any notice of non-compliance or violations or threatened non-compliance or violations of any applicable Environmental Laws relating to any real property owned, leased or used by either Park or OHC. The utilities servicing the real properties owned or used by Park are adequate to permit the continued operation of the business of Park, and there are no pending or, to the best knowledge of Park and the Park Shareholders, threatened zoning, condemnation or eminent domain proceedings, building, utility or other moratoria, or injunctions or court orders which would materially affect such continued operation.

     (S)4.17 Brokers, Finders.  The transactions contemplated by this Agreement
             ----------------
were not submitted to either Park or the Park Shareholders by any broker or other person entitled to a commission, finder's fee or like payment thereon, and were not, with the consent of either Park or the Park Shareholders, submitted to ADP by any broker or other person, and none of the actions of either Park or the Park Shareholders has given rise to any claim by any person for a commission, finder's fee or like payment against any of the Parties.

     (S)4.18 Legal Proceedings, etc.  Except as listed and described in Schedule
             -----------------------
4.18, there are no (and over the last five years there have been no) claims, proceedings, suits or investigations pending or overtly threatened against or relating to Park (or any of its officers, directors, shareholders, or subsidiaries in connection with the business or affairs of Park), by or before any federal, state, local or foreign court or governmental body, agency, or authority. There are no such claims, proceedings, suits or investigations pending or, to the best knowledge of Park and the Park Shareholders, threatened for the purpose of enjoining or preventing the consummation of the Acquisition or any other transaction contemplated by this Agreement or otherwise challenging the validity or propriety of the transactions contemplated by this Agreement. Except as disclosed in Schedule 4.18, neither Park nor any of its officers, directors, shareholders, or subsidiaries is subject to any judgment, order or decree, or any governmental restriction applicable to Park, which has a reasonable probability of having a Material Adverse Effect on Park or on its ability to conduct its business as contemplated by this Agreement to be conducted after the Closing. Except as listed and described in Schedule 4.18, there are no facts, circumstances, or occurrences, which may give rise to any claims, proceedings, or suits against Park, OHC, or, with respect to and in their capacities as such, against any of its officers, directors, or shareholders.

     (S)4.19 ERISA.
             -----

             (a) Schedule 4.19 identifies each "employee benefit plan," as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA") which (i) is subject to any provision of ERISA and (ii) is or was at any time during the last five years maintained, administered or contributed to by Park or any affiliate (as defined below) and covers any employee or former employee of Park or any affiliate or under which Park or any affiliate has any liability. Copies of such plans (and, if applicable, related trust agreements) and all amendments thereto and summary plan descriptions or written interpretations thereof have been furnished to ADP together with the three most recent annual reports (Form 5500) prepared in connection with any such plan. Such plans are referred to collectively herein as the "Employee Plans." For purposes of this section, "affiliate" of any person or entity means any other person or entity which, together with such person or entity, would be treated as a single employer under Section 414 of the Code or is an "affiliate," whether or not incorporated, as defined in Section 407(d)(7) of ERISA of such person or entity. The only Employee Plans which individually or collectively would constitute an "employee pension benefit plan" as defined in Section 3(2) of ERISA (the "Pension Plans") are identified as on Schedule 4.19.

          (b) No Employee Plan constitutes a "multiemployer plan," as defined in
Section 3(37) of ERISA, or a "defined benefit plan," as defined in Section 3(35) and subject to Title IV of ERISA, and no Employee Plan is maintained in connection with any trust described in Section 501(c)(9) of the Code. No "accumulated funding deficiency," as defined in Section 412 of the Code, has been incurred with respect to any Pension Plan, whether or not waived. Full payment has been made of all amounts which Park or any affiliate is required to have paid as contributions to or benefits under any Employee Plan as of the end of the most recent fiscal year thereof and there are no unfunded obligations under any Employee Plan that have not been disclosed to ADP in writing prior to the Closing. Neither Park nor any of the Park Shareholders know of any "reportable event," within the meaning of Section 4043 of ERISA, and no event described in Section 4041, 4042, 4062 or 4063 of ERISA has occurred in connection with any Employee Plan. No condition exists and no event has occurred that could constitute grounds for termination of any Pension Plan, and neither Park nor any of its affiliates has incurred any material liability under Title IV of ERISA arising in connection with the termination of, or complete or partial withdrawal from, any plan covered or previously covered by Title IV of ERISA. Nothing done or omitted to be done and no transaction or holding of any asset under or in connection with any Employee Plan has or will make either Park or any officer or director of Park, subject to any liability under Title I of ERISA or liable for any tax pursuant to Section 4975 of the Code. There is no pending or, to the best knowledge of Park and the Park Shareholders, threatened litigation, arbitration, disputed claim, adjudication, audit, examination or other proceeding with respect to any Employee Plan or any fiduciary or administrator thereof in their capacities as such.

          (c) Each Employee Plan which is intended to be qualified under Section 401(a) of the Code is so qualified and has been so qualified during the period from its adoption to date, and each trust forming a part thereof is exempt from tax pursuant to Section 501(a) of the Code. Park has furnished to ADP copies of the most recent Internal Revenue Service determination letters with respect to each such Employee Plan. Each Employee Plan has been maintained, from the time of such Plan's inception up to and including the performance of any or all transactions contemplated in this Agreement, in material compliance with its terms and the requirements and fiduciary standards prescribed by any and all statutes, orders, rules and regulations, including but not limited to ERISA and the Code, which are applicable to such Employee Plan.

          (d) Except as set forth in Schedule 4.19, there is no contract, agreement, plan or arrangement covering any employee or former employee of Park or any affiliate that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to the terms of the Code.

          (e) Schedule 4.19 identifies each employment, severance or other similar contract, arrangement or policy and each plan or arrangement (written or oral) providing for insurance coverage (including any self-insured arrangements), workers' compensation, disability benefits, supplemental unemployment benefits, vacation benefits, retirement benefits or for deferred compensation, profit-sharing, bonuses, stock options, stock appreciation or other forms of incentive compensation or post-retirement insurance, compensation or benefits which (i) is not an Employee Plan, (ii) is entered into, maintained or contributed to, as the case may be, by Park or any of its affiliates, and
(iii) covers any employee or former employee of Park or any of its affiliates. Such contracts, plans and arrangements as are described above, copies or descriptions of all of which have been furnished previously to ADP, are referred to collectively herein as the "Benefit Arrangements." Each Benefit Arrangement has been maintained in substantial compliance with its terms and with requirements prescribed by any and all statutes, orders, rules and regulations that are applicable to such Benefit Arrangement.

          (f) Except as set forth in Schedule 4.19, there is no liability in respect of post-retirement health and medical benefits for retired employees of Park or any of its affiliates, determined using assumptions that are reasonable in the aggregate, over the fair market value of any fund, reserve or other assets segregated for the purpose of satisfying such liability (including for such purposes any fund established pursuant to Section 401(h) of the Code).
Park has reserved its right to amend or terminate any Employee Plan or Benefit Arrangement providing health or medical benefits in respect of any active employee of Park under the terms of any such plan and descriptions thereof given to employees. With respect to any of Park's Employee Plans which are "group health plans" under Section 4980B of the Code and Section 607(1) of ERISA, there has been timely compliance in all material respects with all requirements imposed thereunder so that Park and its affiliates have no (and will not incur any) loss, assessment, tax penalty, or other sanction with respect to any such plan.

          (g) Except as set forth in Schedule 4.19, there has been no amendment to, written interpretation or announcement (whether or not written) by Park or any of its affiliates relating to, or change in employee participation (except as a result of new employee participants added in the ordinary course of Park's business) or coverage under, any Employee Plan or Benefit Arrangement which would increase the expense of maintaining such Employee Plan or Benefit Arrangement above the level of the expense incurred in respect thereof for the fiscal year ended immediately prior to the Closing.

          (h) Except as set forth in Schedule 4.19, Park is not a party or subject to any union contract or any employment contract or arrangement providing for annual future compensation to any officer, consultant, director or employee.

          (i) The execution and consummation of the transactions contemplated by this agreement will not constitute a triggering event under any Employee Plan, whether or not legally enforceable, which (either alone or upon the occurrence of any additional or subsequent event) will or may result in any payment (of severance pay or otherwise), acceleration, increase in vesting, or increase in benefits to any current or former participant, employee or director of Park that has not been specifically disclosed on Schedule 4.19 or which is not material to the financial condition or business of Park.

          (j) Any reference to ERISA or the Code or any section thereof shall be construed to include all amendments thereto and applicable regulations and administrative rulings issued thereunder.

     (S)4.20 Contracts.  Schedule 4.20 lists and briefly describes all
             ---------
contracts, purchase orders, agreements, leases, executory commitments, arrangements and understandings (written or oral) to which either Park or OHC is a party (a) which, including all amendments and supplements thereto, are material to the condition, operations, assets or business of Park, (b) which (i) involve payments or commitments in excess of $30,000 for any purchase order or $30,000 for any other contract, agreement, lease, commitment, arrangement, or understanding, or (ii) extend beyond one year (or both), unless cancelable on 60 or fewer days' notice without any liability, penalty or premium, (c) with any present or former stockholder, director or officer of Park, or any person related by blood or marriage to any such person or any person or entity controlling, controlled by or under common control with any such person, or with any employee, agent or consultant of Park not terminable at will, (d) which provide for a discount from Park's standard fee schedules, (e) which provide for the future purchase by Park of any materials, equipment, services or supplies, which continue for a period of more than 12 months (including periods covered by any option to renew by either party) or which provide for a price materially in excess of current market prices or in excess of normal operating requirements over its remaining term, or (f) which involve any of the following: (i) any borrowings or guarantees; (ii) any contracts containing covenants purporting to limit the freedom of Park to compete in any line of business or provide any of their services in any geographic area; (iii) any obligation or commitment which limits the freedom of Park to sell, lease, license or otherwise provide its services; (iv) any contract or agreement the performance of which Park or any Park Shareholder knows or has reason to know is reasonably expected to result in a material loss to Park (it being understood that pricing mechanisms in third party payor contracts identified in the Park Schedules shall not be deemed to cause such a material loss); or (v) any obligation or commitment providing for indemnification or responsibility for the obligations or losses of any person. All of such contracts, agreements, leases, commitments, and other arrangements and understandings are valid and binding, in full force and effect and enforceable in accordance with their respective provisions. Neither Park nor OHC, as applicable, is in violation of nor in default in respect of nor has there occurred an event or condition which, with the passage of time or giving of notice (or both) would constitute a default by Park of any such contract, agreement, lease, commitment, arrangement or understanding.

     Except as set forth in Schedule 4.20, Park has not received any notice from any third party payor, patient, or supplier to the effect that such third party payor, patient, or supplier will terminate its relationship or unilaterally modify any terms of that relationship, where applicable, with Park as a result of any transaction contemplated by this Agreement or otherwise.

     Attached to Schedule 4.20 is a correct and complete copy of the fee schedule which is currently in effect under each agreement with a third party payor to which Park is a party.

     Schedule 4.20 sets forth an accurate and complete list of the 10 largest third party payors, as of the date of this agreement, in terms of revenue generation for Park who currently contract with Park for the performance of, and reimbursement for, dental services (the "Payor List"). Park has provided ADP with a list of all individuals enrolled as patients with Park as at December 31, 1995, and September 30, 1996, pursuant to any such contract. Not less than five days prior to the Closing, Park shall provide to ADP an accurate and complete certified Payor List to the extent such list has changed since September 30, 1996.

     Also attached to Schedule 4.20 is a correct and complete list of all dentists employed or retained by Park.

     (S)4.21 Accounts Receivable.  Park has delivered to ADP a correct and
             -------------------
complete schedule of its accounts receivable and notes receivable as at September 30, 1996. Except as set forth in Schedule 4.21, all accounts and notes receivable of Park as of such date, and any accounts and notes receivable arising between such date and the Closing are or will be collectible in full (after application of a reserve in the amount of $737,384), and are or will be valid and subsisting and represent or will represent sales actually made or services actually provided in the ordinary and usual course of business consistent with past practices.

     Since December 31, 1995, there have been no accounts receivable of Park converted to notes receivable or otherwise extended, except as listed in
Schedule 4.21, and from the date of this Agreement through the Closing, no accounts receivable of Park will be converted to notes receivable, written off or otherwise extended without the prior written consent of ADP.

     Schedule 4.21 includes a list of all amounts payable to Park by any Affiliate of Park (the "Related Party Receivables") and all amounts payable by Park to any Affiliate of Park (the "Related Party Payables") as of December 31, 1995, specifying the payor, payee, and amount of each Related Party Receivable and Related Party Payable. For purposes of this Agreement, other than for
(S)4.19, above, an "Affiliate" of Park shall mean any shareholder, director, officer, employee, representative, or other agent of Park, any person related by blood or marriage to any such person, or any person or entity, which, directly or indirectly, controls, is controlled by, or is under common control with Park or any such other person or entity.

     (S)4.22 No Conflict or Default.  Except for the consents described in
             ----------------------
Schedule 4.22, neither the execution and delivery of this Agreement by Park and the Park Shareholders, nor compliance by Park and the Park Shareholders with the terms and provisions of this Agreement, including without limitation the consummation of the transactions contemplated by this Agreement, will violate in any material manner any Applicable Laws or Permits or conflict with or result in the breach of any term, condition or provision of the articles or certificate of incorporation or bylaws of either Park or OHC or of any agreement, deed, contract, undertaking, mortgage, indenture, writ, order, decree, restriction, legal obligation or instrument to which either Park or OHC is a party or by which either Park or OHC or any of their respective assets or properties are or may be bound or affected, or constitute a default (or an event which, with the giving of notice, the passage of time, or otherwise, would constitute a default) thereunder, or result in the creation or imposition of any lien, security interest, charge or encumbrance, or restriction of any nature whatsoever with respect to any properties or assets of Park or OHC, or give to others any interest or rights, including rights of termination, acceleration or cancellation in or with respect to any of the properties, assets, contracts or business of Park and OHC.

     (S)4.23 Books of Account; Records.  Each of Park and OHC's general ledgers,
             -------------------------
stock record books, minute books and other corporate records relating to the material assets, properties, contracts and outstanding legal obligations of Park and OHC are, in all material respects, complete and correct, and have been maintained in accordance with good business practices, and the matters contained therein are accurately reflected in the 1995 Financial Statements and the Interim Statements.

     (S)4.24 Officers, Employees and Compensation.  Schedule 4.24 sets forth the
             ------------------------------------
names of all directors and officers of Park and OHC, their respective terms of office, the total salary, bonus, fringe benefits and perquisites each received in the fiscal year ended December 31, 1995, and any changes to the foregoing which have occurred subsequent to December 31, 1995; Schedule 4.24 also lists and describes the current compensation of any other employee of Park whose total current salary and bonus exceeds $35,000 annually and any consultant, advisor, or independent contractor whose compensation exceeds $5,000 annually. No changes will be made by Park in the amount or kind of any compensation being paid or provided to any individual listed in Schedule 4.24 from the amounts and kinds of compensation described therein prior to the Closing without ADP's prior written consent. Except as disclosed in Schedule 4.24, there are no other forms of compensation paid to any such director, officer or employee of Park. Except as disclosed in Schedule 4.24, the provisions for wages and salaries accrued in the 1995 Financial Statements are, and such provisions accrued on the Interim Statements will be, adequate for wages and salaries and other compensation to its employees, including without limitation vacation pay, sick pay, accrued compensation to any dentist, and all commissions and other fees payable to agents, salesmen and representatives of Park. Except as set forth in Schedule 4.24, Park has not become obligated, directly or indirectly, to any stockholder, director or officer of Park or any person related to such person by blood or marriage, except for current liability for such compensation. Except as set forth in Schedule 4.24, no stockholder, director, officer, or key employee of Park or any person related to such person by blood or marriage holds any position or office with or has any material financial interest, direct or indirect, in any supplier or other outside business which has material transactions with Park where the terms of such transactions are not on reasonable arm's length commercial terms. Park has no agreement or understanding with any of its stockholders, directors, officers, employees or representatives which would influence any such person not to become associated with ADP from and after the Closing or from serving Park after the Closing in a capacity similar to the capacity presently held. Except as set forth in
Schedule 4.24, no employee of Park, to the best knowledge of Park and the Park Shareholders, has a present intention to leave the employ of Park or has taken any action indicative of leaving the employ of Park.

     (S)4.25 Labor Relations.  Park has complied in all respects with all
             ---------------
applicable federal, state and local laws, rules, and regulations relating to employment, and all applicable laws, rules and regulations governing payment of minimum wages and overtime rates, and the withholding and payment of taxes from compensation of employees and the payment of premiums and benefits under applicable worker compensation laws. Except as set forth in Schedule 4.25, no employees of Park are represented by any labor union or covered under any collective bargaining agreement, and there is no unfair labor practice complaint against Park pending before the National Labor Relations Board. There is no labor strike, dispute, slowdown or stoppage, or any union organizing campaign, actually pending or, to the best knowledge of Park and the Park Shareholders, threatened against or involving Park. No labor grievance has been filed with Park and no arbitration proceeding, which has had or may have such an effect has arisen out of or under a collective bargaining or other labor agreement and is pending and no claim therefor has been asserted. No collective bargaining or other labor agreement is currently being negotiated by Park and no union or collective bargaining unit represents Park's employees. Park has not experienced any work stoppage or other material labor difficulty during the past five years.

     (S)4.26 Suppliers and Third Party Payors.  Except as set forth in Schedule
             --------------------------------
4.26, no supplier of products or services to Park has indicated that it shall stop, or decrease the rate of, or substantially increase its fees for, supplying products or services to Park either prior to, or following the consummation of, the Acquisition. Schedule 4.26 sets forth (a) a list of all third party payors who have terminated their relationships with Park since January 1, 1996, or have notified Park or any Park Shareholder since January 1, 1996, that they intend to terminate their relationships with Park, and (b) the gross receipts received from such third party payors for the 12-month period ending on December 31, 1995. Except as set forth in Schedule 4.26, Park and the Park Shareholders do not know of any third party payor that alone or in the aggregate comprises more than 1% of fiscal 1995 actual revenues of Park as shown in the 1995 Financial Statements that has indicated that it is considering or plans to discontinue using Park as its provider of dental services as a result of the Acquisition or otherwise.

     (S)4.27 Medicare and Medicaid.  Neither Park nor any Park Shareholder nor
             ---------------------
any employee or other agent of Park has violated, in any material respect, any law, statute, rule, regulation, or order under or relating to Medicare, Medicaid, or any other governmental health care reimbursement program, including without limitation those relating to fraud and abuse (the "Governmental Reimbursement Laws").

     (S)4.28 Investment Intent.  Each Park Shareholder:  (a) has received and
             -----------------
reviewed copies of the documents identified in the attached Exhibit D; (b) is a resident of the State of Minnesota;

(c) is either (i) an "accredited investor," as that term is defined in Regulation D promulgated under the Securities Act, or (ii) by reason of his business and financial experience, and the business and financial experience of those persons advising him with respect to his investment in the ADP Shares and the Notes, he, together with such advisors, has such knowledge, sophistication, and experience in business and financial matters so as to be able to evaluate the merits and risks of his prospective investment in the ADP Shares and the Notes; (d) to his satisfaction, has been provided the opportunity to ask questions and receive answers from ADP concerning the terms and conditions of the ADP Shares and the Notes to be received in the Acquisition, has had all such questions answered, and has been supplied all additional information deemed necessary by him to verify the accuracy of all information provided; (e) is acquiring the ADP Shares and the Notes to be acquired by him for his own account for investment purposes only and without any view towards resale or other distribution; (f) except for the representations, warranties, and disclosures of ADP expressly set forth in Article III of this Agreement and Exhibit D hereof, no representations, warranties, or disclosures have been made to him by or on behalf of ADP in connection with this transaction, and in making his investment in the ADP Shares, he is relying on such representations, warranties, and disclosures and on the results of his own independent investigation; (g) understands that an investment in the ADP Shares and the Notes is a speculative investment and can bear the economic risks of his investment in the ADP Shares and the Notes, can afford a complete loss of such investment, and is not relying upon any representation or warranty made by ADP, or any officer, director, shareholder, employee, agent, or representative of ADP regarding the value of the ADP Shares and the Notes; (h) understands that the issuance of the ADP Shares and the Notes as a result of this Agreement is intended to be exempt from registration under the Securities Act and applicable state law and that the ADP Shares and the Notes are not and will not be registered under the Securities Act, the Securities Exchange Act of 1934, or any state securities laws, and that there will be no public market for the ADP Shares and the Notes; (i) agrees that any certificates evidencing the ADP Shares acquired by him shall contain a legend to the effect that such shares have not been registered under the Securities Act or any state securities laws and may not be sold without registration as required by the Securities Act and applicable state securities laws or exemptions therefrom, and in the case of such an exemption, requiring delivery to ADP of a legal opinion of or satisfactory to its legal counsel that such exemption is applicable; (j) agrees that ADP can issue stop transfer instructions to its transfer agent prohibiting transfer of the ADP Shares to be acquired by him except in compliance with the provisions of the Securities Act, applicable state securities laws, this Agreement, and the Shareholders Agreement (defined in (S)5.2(i), below); and (k) understands that the ADP Shares will be subject to additional transfer, voting, and other restrictions pursuant to the Shareholders Agreement.

     (S)4.29 Disciplinary Actions.  Except as set forth in Schedule 4.29, during
             --------------------
the three year period ending on December 31, 1995, there have been no disciplinary or other similar actions, proceedings, or investigations taken by the Minnesota Board of Dentistry or other governmental or accrediting board, agency, or authority against or with respect to Park, any Park Shareholder, or any employee of Park or any of its affiliates.

     (S)4.30 Complete Disclosure.  No representation or warranty by either Park
             -------------------
or the Park Shareholders in this Agreement or the Park Schedules contains, or will contain as of the Closing, any untrue statement of a material fact or omits, or will omit as of the Closing, a material fact necessary to make the statements contained herein or therein not misleading.


                                   ARTICLE V
                            COVENANTS OF THE PARTIES
                            ------------------------

     (S)5.1  Mutual Covenants.
             ----------------

             (a)  General.  Each Party shall use all reasonable efforts to take
                  -------
     all actions and do all things necessary, proper or advisable to consummate the Acquisition and the other transactions contemplated by this Agreement, including without limitation using all reasonable efforts to cause the conditions set forth in this Article for which such Party is responsible to be satisfied as soon as reasonably practicable and to prepare, execute, acknowledge or verify, deliver, and file such additional documents, and take or cause to be taken such additional actions, as any other Party may reasonably request.

             (b)  Governmental Matters.  Each Party shall use all reasonable
                  --------------------
     efforts to take any action that may be necessary, proper or advisable in connection with any notices to, filings with, and authorizations, consents and approvals of any court, administrative agency or commission, or other governmental authority or instrumentality that it may be required to give, make or obtain.

             (c)  Registration Rights.  At the Closing, ADP and each Park
                  -------------------
     Shareholder shall execute the Registration Rights Agreement in the form attached as Exhibit E-1 (the "Registration Rights Agreement"). During the 12-month period following the Closing, ADP shall not grant registration rights with respect to Common Stock issued in connection with the acquisition of any other business by the Company ("Acquisition Shares") which are more favorable than those applicable to the ADP Shares pursuant to the Registration Rights Agreement unless it gives substantially similar registration rights to the Park Shareholders; provided that in order to receive such more favorable registration rights, the Company may require the Park Shareholders to make the ADP Shares subject to any more restrictive transfer restrictions or similar provisions to which the holders of Acquisition Shares may agree.

             (d)  Securities Law Compliance.  ADP shall have the right to revise
                  -------------------------
     and update the attached Exhibit D and the disclosure documents described in that Exhibit prior to the Closing in such manner as ADP deems necessary to comply with any federal or state securities laws. In the event of such revision and update, the Park Shareholders shall have the right to delay the Closing for a reasonable amount of time so as to permit the analysis of such revisions and updates by the Park Shareholders.

     (S)5.2  Covenants of Park and the Park Shareholders.  Park and each Park
             -------------------------------------------
Shareholder agrees that:

             (a)  Delivery of Interim Statements.  Park shall cause the Interim
                  ------------------------------
     Statements to be delivered to ADP as soon as is reasonably practicable.

             (b)  Conduct of Business.  Except as otherwise expressly
                  -------------------
     contemplated by this Agreement, from the date of this Agreement until the Closing (the "Pre-Closing Period"): (i) neither Park nor any of the Park Shareholders shall take or permit to be taken any action or do or permit to be done anything in the conduct of the business of Park, or otherwise, that would be contrary to or in breach of any of the provisions of this Agreement or which would cause any of their representations and warranties contained in this Agreement to be or become untrue in any material respect;
     (ii) Park shall conduct its business in the ordinary course consistent with to its past practices; and (iii) Park and the Park Shareholders shall use all reasonable efforts to preserve Park's business organizations intact, keep available to Park and ADP the present services of Park's nonprofessional employees, keep available for the New PA (defined in (S)6.3(e), below) the services of Park's professional employees, and preserve for Park and ADP the goodwill and all agreements with third parties with whom business relationships exist. Without limiting the generality of the foregoing, during the Pre-Closing Period, except as otherwise expressly contemplated by this Agreement or with the prior written consent of ADP, Park shall not:

                  (i) Adopt or propose any change in its articles or certificate of incorporation or bylaws; adjust, split, combine, or reclassify any of its capital stock; or make any other changes in its authorized capital stock;

                  (ii) Other than the redemption by Park of 788 Park Shares from
             Dr. Brian Murn pursuant to the Stock Purchase Agreement dated October 15, 1996, for an aggregate remaining redemption price of $447,350, and completion of redemption payments in the aggregate outstanding amounts of $89,647 and $33,721 to Drs. Johnson and Lyng, respectively, pursuant to a Stock Purchase Agreement dated October 9, 1993, with Brookpark, and a Stock Purchase Agreement dated June 18, 1993, with Brookpark, respectively, redeem, purchase, or otherwise acquire any shares of its capital stock; grant any person or entity any right to acquire any shares of its capital stock; issue, deliver, sell, or agree to issue, deliver, or sell, any additional shares of its capital stock or any other securities other than issuances of the capital stock of Park upon the exercise of any currently outstanding options to acquire such shares set forth in Schedule 4.2 or in order to satisfy certain anti-dilution rights of Delta (defined in (S)6.3(o)) described in Schedule 4.2; or enter into any agreement or arrangement with respect to the sale or voting of its shares of capital stock;

                  (iii) Merge or consolidate with any other person or entity or acquire a material amount of assets of any other person or entity;

                  (iv) Sell, lease, license, pledge, encumber, or otherwise
             dispose of any assets or property other than in the ordinary course of business consistent with past practices;

                  (v) Incur, create, assume, or otherwise become liable for any indebtedness other than indebtedness incurred in the ordinary course of business consistent with past practices (but subject in any event to (S)5.2(g) of this Agreement);

                  (vi) Enter into or modify any employment, severance,
             termination, or similar agreement or arrangement with, or grant any bonuses, salary increases, severance or termination pay to, any officer, director, consultant, or employee;

                  (vii) Adopt, amend or terminate any employee benefit plan, except in accordance with (S)4.19, above, or increase, amend, or terminate any benefits to officers, directors, consultants, or employees;

                  (viii) Modify in any material way or terminate any of the contracts listed or required to be listed in Schedule 4.20 except in the ordinary course of business consistent with past practices;

                  (ix) Settle any claims, litigation, or actions, whether now pending or hereafter made or brought, unless such settlement does not and could not have a Material Adverse Effect on Park;

                  (x) Engage in any transaction, or enter into any agreement, contract, lease, or other arrangement or understanding, with any Affiliate of Park, except for any transactions agreed to in writing by ADP; or

                  (xi) Agree or commit to do any of the foregoing.

             Notwithstanding the foregoing, but subject to (S)(S)6.3(t) and (u), during the period beginning on the date of this Agreement and ending on the Closing Date (the "Pre-Closing Period"), Park: (i) may pay to its employees, consultants, or professional advisors cash in an aggregate amount of not more than $2,000,000 (the "Special Payments"), provided that the limitation on Special Payments shall not apply to such reasonable legal and accounting fees as may be incurred by Park in connection with the Acquisition and transaction contemplated in connection therewith (subject to (S)9.12, below) or in the ordinary course of its business, and provided further that Park shall use reasonable efforts to make all Special Payments deductible for purposes of calculating Park's federal corporate income tax; and (ii) shall terminate, convert, or otherwise satisfy outstanding debentures, options to acquire debentures, and all related deferred compensation agreements of Park, on terms satisfactory to ADP and Park.

             (c)  Exclusive Rights.  Neither Park nor any of the Park
                  ----------------
          Shareholders, nor any of their respective Affiliates or representatives shall, directly or indirectly, solicit (including without limitation by way of furnishing or making available any non-public information concerning the business, properties or assets of
          Park) or engage in negotiations or discussions with, disclose any of the terms of this Agreement to, accept any offer from, furnish any information to, or otherwise cooperate, assist or participate with any person or organization (other than ADP and its representatives) regarding any Acquisition Proposal (defined below), except that any person or entity making an Acquisition Proposal may be informed of the restrictions contained in this sentence. Park and the Park Shareholders shall notify ADP promptly by telephone, and thereafter promptly confirm in writing, if any such information is requested from, or any Acquisition Proposal is received by, Park or any of the Park Shareholders. For purposes of this Agreement, "Acquisition Proposal" shall mean any offer or proposal received by any of the Park Shareholders or Park prior to the Closing regarding the acquisition by purchase, acquisition, lease, or otherwise of any capital stock of Park, any of the business of Park, or any material assets, customer relationships or other operations of Park.

          (d) Access to Records and Other Due Diligence.  During the Pre-Closing
              -----------------------------------------
     Period, Park shall: (i) make or cause to be made available to ADP and its representatives, attorneys, accountants and agents, for examination, inspection, and review, the assets and property of Park and all books, contracts, agreements, commitments, records and documents of every kind relating to Park's business, and shall permit ADP and its representatives, attorneys, accountants and agents to have access to the same at all reasonable times, including without limitation access to all tax returns filed and in preparation and all audit and other work papers of Stirtz Bernards and all reports to management and related responses; (ii) permit representatives of ADP to interview suppliers and personnel of Park; and
     (iii) permit representatives of ADP to observe and review in all aspects of the preparation of the Interim Statements.

          (e) Disclosures.  After the date of this Agreement, neither Park nor
              -----------
     any of the Park Shareholders shall: (i) disclose to any person, association, firm, corporation or other entity (other than ADP or those designated in writing by ADP) in any manner, directly or indirectly, any proprietary information or data relevant to the business of Park, whether of a technical or commercial nature, or (ii) use, or permit or assist, by acquiescence or otherwise, any person, association, firm, corporation or other entity (other than ADP or those designated in writing by ADP) to use, in any manner, directly or indirectly, any such information or data, excepting only (A) use of such data or information as is at the time (1) generally known to the public and which did not become generally known through any breach of any provision of this section by Park or any Park Shareholder or (2) obtained from another source without breach of this Agreement or any other confidentiality agreement, (B) disclosures of information to employees of Park who need to know such information and use of such information by employees of Park who need to use such information, and (C) such other use and disclosure as is necessary and consistent with reasonable business practices, applicable law, and professional practice ethics and regulations, in each case only to the extent necessary for the benefit of Park or ADP.

          (f)  Employee Retention.  Park and the Park Shareholders understand
               ------------------
     that in ADP's view it is essential to the successful operation of the business of Park that Park retain substantially unimpaired its operating organization, except for any changes contemplated by this Agreement. During the Pre-Closing Period, Park and the Park Shareholders shall endeavor in good faith at all times to maintain good relations with all Park employees.

          (g) Affiliate Indebtedness.  During the Pre-Closing Period, neither
              ----------------------
     Park nor any of the Park Shareholders shall cause or permit Park to make any advances, loans, or extensions of credit to any Affiliate of Park, or otherwise increase the Related Party Receivables owed to Park by any Affiliate of Park.

          (h)  Dividends and Distributions.  During the Pre-Closing Period, Park
               ---------------------------
     shall not, and the Park Shareholders shall not permit Park to, declare, set aside or pay any dividend or any distribution (in cash or in kind) to any of its shareholders.

          (i) Shareholders Agreements.  At the Closing the Park Shareholders
              -----------------------
     shall execute a Shareholders Agreement in the form attached as Exhibit E-2 to this Agreement (the "Shareholders Agreement").

          (j) Third Party Consents.  Park shall use all reasonable, good faith
              --------------------
     efforts to obtain all consents and approvals which ADP deems necessary or appropriate from third parties with whom Park has contractual relationships.

          (k) Notices of Certain Events.  During the Pre-Closing Period, Park
              -------------------------
     and the Park Shareholders shall promptly notify ADP of:

               (i) Any notice or other communication from any person or entity alleging that the consent of such person or entity is or may be required in connection with the transactions contemplated by this Agreement;

               (ii) Any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement;

               (iii) Any actions, suits, claims, investigations or proceedings commenced or, to the best knowledge of Park or any of the Park Shareholders, threatened against, relating to, involving, or otherwise affecting any of the Park Shareholders, Park, or any of its property which, if in existence on the date of this Agreement would have been required to have been disclosed by Park and the Park Shareholders pursuant to (S)4.18 or which relate to the consummation of the transactions contemplated by this Agreement; and

               (iv) Any circumstances or events which, if in existence on the date of this Agreement, would make any representation or warranty of the Park Shareholders incorrect or incomplete in any material respect.

          (l)  [Intentionally left blank]

          (m)  Noncompetition.  Each Park Shareholder hereby covenants that he
               --------------
     or she shall not, for the period beginning on the Closing Date and ending on the earlier of the date which is two years after that Park Shareholder no longer owns any ADP Shares and the date upon which ADP consummates an initial public offering of Common Stock under the Securities Act of 1933, as amended, directly or indirectly, whether individually or as a shareholder (except as a shareholder of a publicly traded corporation owning 1% or less of the outstanding capital stock thereof) or other owner, partner, member, director, officer, employee, consultant, creditor, or agent of any person, association, or other entity:

               (i) Enter into, engage in, or promote or assist (financially or otherwise), directly or indirectly, any business which provides management, consulting or other similar services of the type provided by any Affiliated Company (defined below) to any practice providing dental, orthodontic, periodontic, prosthodontic, endodontic, or other professional dental services, pediatric dentistry, or oral surgery anywhere in the Restricted Territory (defined below);

               (ii) Induce or encourage any employee, officer, director, agent, supplier, or independent contractor of any Affiliated Company to terminate its relationship with any such Affiliated Company, or otherwise interfere or attempt to interfere in any way with any Affiliated Company's relationships with its employees, officers, directors, agents, suppliers, independent contractors, or others; or

               (iii) Knowingly employ or engage any person who, at any time within the one-year period immediately preceding such employment or engagement, was an employee, officer, or director of any Affiliated Company.

          Notwithstanding the foregoing, clause (i) of this section shall not apply to Delta or its affiliates (which shall not be deemed to include the other Park Shareholders) nor shall such clause be construed to restrict any Park Shareholder from practicing dentistry or managing his own personal dental practice in which such shareholder actively practices dentistry or the management by Drs. Hoover, Anderson, and Norsted of their dental practice, or the sale of such practice (regardless of the identity of the purchaser thereof), known as Valley Dental, P.A. For purposes of this
     (S)5.2(m), (A) "Affiliated Company" shall mean ADP and all subsidiaries or affiliates of ADP other than Summit Ventures IV, L.P., and its affiliates which are not engaged in a business similar to that of ADP or its subsidiaries; and (B) "Restricted Territory" shall mean a radius of 30 miles from any facility or operation leased, owned, managed, or operated by any Affiliated Company.

          (n) Injunctive Relief.  Park and the Park Shareholders acknowledge and
              -----------------
     agree that ADP's remedies at law for any violation or attempted violation of any of Park's or the Park Shareholders' obligations under this Article would be inadequate, and agree that in the event of any such violation or attempted violation, ADP shall be entitled to a temporary restraining order, temporary and permanent injunctions, and other equitable relief, without the necessity of posting any bond or proving any actual damage, in addition to all other rights and remedies which may be available to ADP from time to time.

          (o) Escrow Agreement.  At the Closing, the Park Shareholders shall
              ----------------
     execute and deliver to ADP the Escrow Agreement (described in (S)8.7, below).

          (p) Subordination Agreement.  At the Closing, the Park Shareholders
              -----------------------
     shall execute and deliver to ADP the Subordination Agreement attached hereto as Exhibit C.

          (q) Assignment of Rights to Certain Assets.  At or prior to the
              --------------------------------------
     Closing, Park shall assign to the New PA its rights to its patient records pursuant to the Assignment Agreement attached hereto as Exhibit E-3.

     (S)5.3  Covenants of ADP.  ADP agrees that:
             ----------------

          (a)  [Intentionally left blank]

          (b) Election of Director.  At the Closing, ADP shall cause Dr. Gregory
              --------------------
     T. Swenson to be elected as a member of ADP's board of directors.

          (c) ADP Stock Options.  At the Closing, ADP shall grant under its
              -----------------
     stock option plans options to purchase an aggregate of 19,500 ADP Shares to such individuals, in such amounts, and pursuant to such stock option plans as are set forth in Exhibit G, subject to the terms and conditions of such plans and any stock option agreements pursuant to such plans. If any such individuals are to enter into employment agreements with ADP as contemplated by other provisions of this Agreement, then the option to be granted to such employees under this section may be granted pursuant to such employment agreements, in which event the options to be granted pursuant to this section will be the same as, and not in addition to, the options to be granted under such employment agreements.

          (d) Notices of Certain Events.  During the Pre-Closing Period, ADP
              -------------------------
     shall promptly notify Park of:

               (i) Any notice or other communication from any person or entity alleging that the consent of such person or entity is or may be required in connection with the transactions contemplated by this Agreement;

               (ii) Any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement;

               (iii) Any actions, suits, claims, investigations or proceedings commenced or, to the best knowledge of ADP, threatened against, relating to, involving, or otherwise affecting ADP which, if in existence on the date of this Agreement would have been required to have been disclosed by ADP pursuant to (S)3.5; and

               (iv) Any circumstances or events which, if in existence on the date of this Agreement, would make any representation or warranty of ADP incorrect or incomplete in any material respect.

          (e) Access to Records and Other Due Diligence.  During the Pre-Closing
              -----------------------------------------
     Period, ADP shall: (i) make or cause to be made available to Park and its representatives, attorneys, accountants and agents, for examination, inspection, and review, the books, contracts, agreements, commitments, records and documents of every kind relating to ADP's business, and shall permit Park and its representatives, attorneys, accountants and agents to have access to the same at all reasonable times, subject to such confidentiality restrictions as may be applicable to ADP with respect to such information.

          (f)  Dividends and Distributions.  During the Pre-Closing Period, ADP
               ---------------------------
     shall not declare, set aside or pay any dividend or any distribution (in cash or in kind) to any of its shareholders, provided that the foregoing shall not prohibit the accrual of dividends with respect to the Series A Stock and the Series B Stock.

          (g) Disclosures.  During the Pre-Closing Period, ADP shall not:  (i)
              -----------
     disclose to any person, association, firm, corporation or other entity (other than Park or those designated in writing by Park) in any manner, directly or indirectly, any proprietary information or data relevant to the business of Park, whether of a technical or commercial nature, or (ii) use, or permit or assist, by acquiescence or otherwise, any person, association, firm, corporation or other entity (other than Park or those designated in writing by

     Park) to use, in any manner, directly or indirectly, any such information or data, excepting only (A) use of such data or information as is at the time generally known to the public and which did not become generally known through any breach of any provision of this section by ADP, (B) disclosures of information to employees of ADP who need to know such information and use of such information by employees of ADP who need to use such information, and (C) such other use and disclosure as is necessary and consistent with reasonable business practices and applicable law, in each case only to the extent necessary for the benefit of Park or ADP.

          (h) Escrow Agreement.  At the Closing, ADP shall execute and deliver
              ----------------
     the Escrow Agreement.

          (i) Subordination Agreement.  At the Closing, ADP shall execute and
              -----------------------
     deliver the Subordination Agreement.

                                   ARTICLE VI
                                   CONDITIONS
                                   ----------

     (S)6.1  Mutual Conditions.  The obligations of the Parties to consummate
             -----------------
the Acquisition and the other transactions contemplated by this Agreement shall be subject to the fulfillment of all of the following conditions unless waived by both Park and ADP:

             (a) Legal Prohibition.  No temporary restraining order, preliminary
                 -----------------
     or permanent injunction or other order or decree which prevents the consummation of the Acquisition or the other transactions contemplated by this Agreement having been issued and remaining in effect, and no statute, rule or regulation having been enacted by any state or federal government or governmental agency, which would prevent the consummation of the Acquisition or the other transactions contemplated by this Agreement.

             (b) Debentures.  All outstanding debentures and debenture option
                 ----------
     agreements of Park shall have been terminated or otherwise satisfied on terms satisfactory to ADP and Park.

             (c) Service Agreement.  The New PA and Park shall have entered
                 -----------------
     into a Services Agreement in the form attached as Exhibit H to this Agreement (the "Service Agreement").

             (d) Governmental Approvals.  Any governmental or other approvals
                 ----------------------
     or reviews of this Agreement or the transactions contemplated by this Agreement required under any applicable laws, statutes, orders, rules, regulations, policies or guidelines promulgated thereunder, or Park's governance documents shall have been received.

     (S)6.2 Conditions to Obligations of Park and the Park Shareholders.  The
            -----------------------------------------------------------
obligations of Park and the Park Shareholders to consummate the Acquisition and the other transactions contemplated by this Agreement shall be subject to the fulfillment of all of the following conditions unless waived by Park in writing:

            (a) Representations and Warranties.  The representations and
                ------------------------------
     warranties of ADP set forth in Article III of this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made at and as of the Closing Date.

            (b) Performance of Agreement.  ADP shall have performed and observed
                ------------------------
     in all material respects all obligations and conditions to be performed or observed by it under this Agreement at or prior to the Closing.

            (c) Certificate.  ADP shall have furnished Park and the Park
                -----------
     Shareholders with a certificate dated the Closing Date signed by its president to the effect that the conditions set forth in (S)(S)6.2(a) and
     (b) have been satisfied.

            (d) Opinion of Counsel.  The Park Shareholders shall have received
                ------------------
     the legal opinion, dated the Closing Date, of Baker & Hostetler, counsel to ADP, in substantially the form attached to this Agreement as Exhibit I.

            (e) Authority.  Park shall have received evidence satisfactory to it
                ---------
     that this Agreement and the transactions contemplated by this Agreement have been properly authorized by ADP.

            (f) Material Adverse Changes.  No material adverse change having
                ------------------------
     occurred in ADP's financial condition, operations, prospects, assets, or business, provided that "material adverse change" shall not be deemed to include (A) such operating losses as may be incurred by ADP arising out of its continuing operations without the receipt by ADP of income, (B) the ongoing establishment by ADP of its organizational infrastructure, including with limitation the hiring of additional executive and administrative personnel, or (C) ADP entering into letters of intent or definitive agreements for other acquisitions.

            (g) Restrictive Conditions.  ADP shall be free from any agreements,
                ----------------------
     restrictions or conditions which in the reasonable opinion of Park would have a material adverse effect upon ADP's financial condition, operations, prospects, assets, business, or ability to consummate this transaction.

            (h) Defaults.  No material agreement or other document or
                --------
     restriction to which ADP is subject being in default or being breached by the transactions contemplated by this Agreement, which in either case in the reasonable opinion of Park would have a material adverse effect on ADP's financial condition, operations, prospects, assets, or business or on the ability of ADP to consummate the transactions contemplated by this Agreement.

          (i) Purchase.  The Purchase, described in (S)1.2, above, having been
              --------
     consummated prior to or at the Closing.

     (S)6.3  Conditions to Obligations of ADP.  The obligations of ADP to
             --------------------------------
consummate the Acquisition and the other transactions contemplated by this Agreement shall be subject to the fulfillment of all of the following conditions unless waived by ADP in writing:

          (a) Representations and Warranties.  The representations and
              ------------------------------
     warranties of the Park Shareholders set forth in Article IV of this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made at and as of the Closing Date.

          (b) Performance of Agreement.  Park and the Park Shareholders shall
              ------------------------
     have performed and observed in all material respects all obligations and conditions to be performed or observed by them under this Agreement at or prior to the Closing.

          (c) Certificate.  The Park Shareholders shall have furnished ADP with
              -----------
     a certificate dated the Closing Date signed by all of the Park Shareholders to the effect that the conditions set forth in (S)(S)6.3(a) and (b) have been satisfied.

          (d) Reorganization.  The Park Shareholders shall have caused such
              --------------
     reorganization or restructuring of Park as may be necessary or appropriate on terms satisfactory to ADP so that the Acquisition complies with all applicable federal and state laws and regulations, including without limitation the reorganization of Park into a for-profit corporation which is not a professional association or professional corporation.

          (e) Structure of New PA.  Prior to the Closing, the individuals
              -------------------
     identified in Exhibit F attached to this Agreement (the "New PA Shareholders") shall have formed a new professional association or other entity satisfactory to ADP and Park (i) of which each New PA Shareholder is a shareholder (having the proportionate ownership interest set forth in Exhibit F) and an employee, and (ii) which is formed to operate the professional dental practice currently operated by Park after the Closing (the "New PA"). ADP shall be satisfied with the organizational and operational documents and structures of the New PA, including without limitation the employment agreements between the New PA and its employees.

          (f) Authority. ADP shall have received evidence satisfactory to it
              ---------
     that this Agreement and the transactions contemplated by this Agreement have been properly authorized by Park and the New PA.

          (g) Professional Personnel.  ADP confirming to its satisfaction that
              ----------------------
     the professional personnel employed or otherwise retained by the New PA support the transactions contemplated by this Agreement, including without limitation the formation and operation of the New PA and the ability of the New PA to support its obligations under the Service Agreement.

          (h) Financial Statements.  Park shall have delivered to ADP the
              --------------------
     Financial Statements and the Interim Statements.

          (i) Opinion of Counsel.  ADP shall have received the legal opinion,
              ------------------
     dated the Closing Date, of (i) Fredrikson & Byron, P.A., counsel to Park, in the form attached to this Agreement as Exhibit J-1; and (ii) Best & Flanagan, counsel to Delta, in the form attached to this Agreement as Exhibit J-2.

          (j) Existing Employment, Independent Contractor, and Deferred
              ---------------------------------------------------------
     Compensation Agreements.  At or prior to the Closing, Park shall have: (i)
     -----------------------
     assigned to the New PA all of its rights, and the New PA shall have assumed all of Park's obligations, with respect to all employment and independent contractor agreements and arrangements between Park and each of its professional employees (except for the Park Shareholders) and contractors which the New PA desires to employ; (ii) obtained a written acknowledgement to such assignment from each such employee or contractor; and (iii) terminated such other employment and independent contractor agreements or arrangements (including without limitation all individual disability and deferred compensation arrangements) (A) between Park and each Park Shareholder, and (B) between Park and such other of its employees and contractors as are specified by ADP.

          (k) Employment and Noncompetition Agreement with ADP.   Each of
              ------------------------------------------------
     Messrs. Forrest Flint, Mike Kenneally, and Mike Johnson and Dr. Gregory Swenson shall have entered into an employment and noncompetition agreement with ADP substantially in the forms attached to this Agreement as Exhibits K, L, M, and N, respectively.

          (l) Employment and Noncompetition Agreements of the New PA.  The New
              ------------------------------------------------------
     PA shall have entered into employment agreements with each of its professional employees as required by the Service Agreement, including without limitation an employment and non-competition agreement with Dr. Gregory Swenson on terms consistent economically with Dr. Swenson's current employment agreement with Park and on such additional terms and conditions as are satisfactory to ADP and Dr. Swenson.

          (m) Third Party Consents.  ADP shall have received all third party
              --------------------
     consents and approvals which ADP deems necessary or appropriate relating to this Agreement and the transactions contemplated by this Agreement, and ADP shall be satisfied that all significant contracts of Park shall remain in full force and effect after the Closing in accordance with the terms and conditions of such contracts, subject to any modifications required by this Agreement.

          (n) Termination of Options.  Prior to the Closing, all outstanding
              ----------------------
     options, warrants, or other rights to acquire any capital stock of Park which have not been exercised prior to the execution of this Agreement shall have been terminated, exercised, or otherwise satisfied on terms satisfactory to ADP, including without limitation: (i) if any holder of such options, warrants, or other rights acquires any Park Shares and is not already a Park Shareholder, such holder becoming a party to this Agreement as a Park Shareholder; and (ii) payment of all option exercise prices in cash.

          (o) Delta Agreements.  The termination at or prior to the Closing of
              ----------------
     the Stock Subscription Agreement, Amendment to Stock Subscription Agreement, Written Undertaking, and Shareholder Control Agreement, each dated as of May 1995, between Park and Delta Associates, Ltd., a Minnesota non-profit corporation which is a shareholder of Park ("Delta"), or affiliates of such corporation, as the case may be, on terms satisfactory to ADP.

          (p) Restrictive Conditions.  Park and the Park Shareholders shall be
              ----------------------
     free from any agreements, restrictions or conditions which in the reasonable opinion of ADP would have a material adverse effect upon Park's financial condition, operations, prospects, assets, business, or ability to consummate this transaction.

          (q) Defaults.  No material agreement or other document or restriction
              --------
     to which Park or any Park Shareholder is subject being in default or being breached by the transactions contemplated by this Agreement, which in either case in the reasonable opinion of ADP would have a material adverse effect on Park's financial condition, operations, prospects, assets, or business or on the ability of Park or any Park Shareholder to consummate the transactions contemplated by this Agreement.

          (r) Material Adverse Changes.  No material adverse change having
              ------------------------
     occurred in Park's financial condition, operations, prospects, assets, or business.

          (s) Books and Records.  Park shall have delivered to ADP all books and
              -----------------
     corporate records of Park, including without limitation the stock books and ledgers, the corporate seal, minute books, books of account, bank account lists and tax returns and records.

          (t) Shareholders' Equity.  The shareholders' equity of Park,
              --------------------
     calculated in accordance with generally accepted accounting principles, shall not be less than $5,800,000 (the "Equity Requirement") as of a date which is not more than three days prior to the Closing (assuming the payment by Park of all amounts which it is entitled to make pursuant to this Agreement prior to the Closing, including without limitation the Special Payments described in (S)5.2(b), above, and assuming a federal tax benefit to Park of $800,000 with respect to the Special Payments), provided that, in the event the Closing occurs after October 31, 1996, the Equity Requirement shall increase automatically at a rate of $100,000 per month, prorated on a daily basis through the date of the Closing. If the Equity Requirement is not met, then ADP may, at its option elect to waive this condition, proceed with the Closing: and (i) reduce the number of ADP Shares which the Park Shareholders are to receive at the Closing by an amount agreed upon by ADP and Park (with such reduction to be allocated among the ADP Shares to be issued to the Park Shareholders, respectively, in proportion to the respective interests of the Park Shareholders in the total number of ADP Shares which could be issued but for such reduction); or (ii) in the event ADP and Park are unable to reach such an agreement by the Closing Date, ADP may instead reduce the Cash Consideration by the amount by which the shareholders' equity of Park is less than the Equity Requirement. For purposes of determining compliance with such condition, such shareholders' equity shall be based upon financial statements (the "Closing Financial Statements") prepared in accordance with generally accepted accounting principles, as of a date which is not more than three business days prior to the Closing, by Stirtz Bernards and approved by any firm of independent certified public accountants selected by ADP (the "ADP CPAs"). Park shall, and shall cause Stirtz Bernards to, permit representatives of ADP and the ADP CPAs to review all aspects of the preparation of the Closing Financial Statements, including without limitation review of all work papers of Stirtz Bernards.

             (u) Capital Expenditures.  The aggregate capital expenditures and
                 --------------------
     capital lease obligation of Park, calculated in accordance with generally accepted accounting principles, for the period beginning on June 30, 1996, and ending on the date of the Closing shall not be more than $600,000.

             (v) Compliance with Laws.  ADP shall have (i) received evidence
                 --------------------
     reasonably satisfactory to it that the business of Park has been, at all times prior to the Closing, in compliance in all material respects with all Applicable Laws relating directly or indirectly to the provision of dental services; and (ii) confirmed to its satisfaction that the transactions contemplated by this Agreement will be in compliance with all applicable federal and state laws and regulations.

             (w) Payment of Notes.  Prior to the Closing, all outstanding notes
                 ----------------
     or other instruments evidencing any indebtedness of any Park Shareholder to Park shall have been fully paid.


                                  ARTICLE VII
                           TERMINATION AND AMENDMENT
                           -------------------------

     (S)7.1  Termination.
             -----------

             (a) Termination by Park and the Park Shareholders.  This Agreement
                 ---------------------------------------------
     may be terminated and cancelled at any time prior to the Closing by Park and the Park Shareholders: (i) if (A) any of the representations or warranties of ADP contained in this Agreement or the ADP Schedules, if any, shall prove to be inaccurate in any material respect, or any obligation or condition to be performed or observed by ADP under this Agreement has not been performed or observed in any material respect at or prior to the time specified in this Agreement, and (B) such inaccuracy or failure shall not have been cured within 15 business days after receipt by ADP of written notice of such occurrence from Park and the Park Shareholders; or (ii) if any permanent injunction or other order of a court or other competent authority preventing consummation of the Acquisition or any other transaction contemplated by this Agreement shall have become final and non-appealable.

             (b) Termination by ADP.    This Agreement may be terminated and
                 ------------------
     cancelled at any time prior to the Closing by ADP: (i) if (A) any of the representations or warranties of any of the Park Shareholders contained in this Agreement or the Park Schedules shall prove to be inaccurate in any material respect, or any obligation or condition to be performed or observed by Park or any of the Park Shareholders under this Agreement has not been performed or observed in any material respect at or prior to the time specified in this Agreement, and
     (B) such inaccuracy or failure shall not have been cured within 15 business days after receipt by Park and the Park Shareholders of written notice of such occurrence from ADP; (ii) if any permanent injunction or other order of a court or other competent authority preventing consummation of the Acquisition or any other transaction contemplated by this Agreement shall have become final and non-appealable; (iii) in the event of a material adverse loss or damage to, or condemnation of the property or assets of Park, it being understood among the Parties that none of the risk of any such loss or damage prior to the Closing shall be borne by ADP; (iv) if within 15 business days after ADP's receipt of the Interim Statements, ADP shall notify Park that it does not approve the Interim Statements; or (v) if the Closing has not occurred on or before December 31, 1996.

     (S)7.2  Amendment.  This Agreement may not be amended except by an
             ---------
instrument in writing signed by all of the Parties.

     (S)7.3  Extension; Waiver.  At any time prior to the Closing, ADP (with
             -----------------
respect to Park and the Park Shareholders) and Park (with respect to ADP) may, to the extent legally allowed: (i) extend the time for the performance of any of the obligations or other acts of the other Party; (ii) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant hereto; or (iii) waive compliance with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a Party to any such extension or waiver with respect to an other Party shall be valid only if set forth in a written instrument signed by such Party.

                                  ARTICLE VIII
                                INDEMNIFICATION
                                ---------------

     (S)8.1 Survival of Representations, Warranties and Agreements.
            ------------------------------------------------------

          (a) Subject to the limitations set forth in (S)8.3, below, and notwithstanding any investigation conducted at any time with regard thereto by or on behalf of ADP, all representations, warranties, covenants and agreements of the Park Shareholders in this Agreement shall survive the execution, delivery and performance of this Agreement. All representations and warranties of the Park Shareholders set forth in this Agreement shall be deemed to have been made again by the Park Shareholders at and as of the Closing.

          (b) As used in this Article, any reference to a representation, warranty or covenant contained in any section of this Agreement shall include the Schedule relating to such section.

     (S)8.2 Indemnification.
            ---------------

            (a) Subject to the limitations set forth in (S)(S)8.3 and 8.8, below, the Park Shareholders shall indemnify and hold harmless ADP from and against any and all losses, liabilities, damages, demands, claims, suits, actions, judgments or causes of action, assessments, costs and expenses, including without limitation interest, penalties, attorneys' fees, any and all expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation (collectively, "Damages"), asserted against, resulting to, imposed upon, or incurred or suffered by ADP, directly or indirectly, as a result of or arising from:
     (i) any inaccuracy in or breach or nonfulfillment of any of the representations, warranties, covenants or agreements made by the Park Shareholders or Park in this Agreement; or (ii) any Excluded Liability (defined below).

            (b) For purposes of this Agreement: (i) the term "Excluded Liabilities" shall include (A) any and all claims against Park or its officers or directors by any holder of any legal or beneficial interest in the Park Shares which are based upon, related to, or arise out of any agreements, transactions, acts, or omissions made or occurring prior to the Closing, excepting only (1) claims for the Cash Consideration payable, the Note deliverable, or ADP Shares issuable by ADP under Article I of this Agreement with respect to such Park Shares, and (2) any claims against ADP arising out of its failure to perform its obligations under this Agreement,
     (B) any and all claims against Park or its officers or directors by any current or former employee or independent contractors of Park which are based upon, related to, or arise out of any agreements, transactions, acts, or omissions made or occurring prior to the Closing, including without limitation any claims for bonuses, deferred compensation, or other amounts payable to any Park employees or independent contractors which are not appropriately accrued on the Closing Financial Statements, and (C) the items and matters identified or described in item (m) on Park Schedule 4.9, items 1 and 3 on Park Schedule 4.11, and Park Schedule 4.18; and (ii) the term "Indemnifiable Claims" shall mean the matters with respect to which ADP is entitled to indemnification under (S)8.2(a).

            (c) For purposes of this Article, all Damages shall be computed net of any insurance coverage which actually reduces the Damages that would otherwise be sustained; provided that in all cases the timing of the receipt or realization of insurance proceeds shall be taken into account in determining the amount of reduction of Damages.

            (d) ADP shall be deemed to have suffered Damages arising out of or resulting from the matters referred to in (S)8.2(a), above, if the same shall be suffered by any parent, subsidiary or affiliate of ADP, including without limitation Park after the Closing.

     (S)8.3 Limitations on Indemnification.  Rights to indemnification under
            ------------------------------
(S)8.2 are subject to the following limitations:

            (a) ADP shall not be entitled to indemnification hereunder with respect to an Indemnifiable Claim (or, if more than one such Indemnifiable Claim is asserted, with respect to all such Indemnifiable Claims) unless, and then only to the extent that, the aggregate amount of Damages with respect to such Indemnifiable Claim or Claims exceeds $50,000.

            (b) The obligation of indemnity with respect to the representations and warranties set forth in (S)4.10 of this Agreement shall terminate on the expiration of the respective periods of limitations applicable to assessment and collection of taxes under laws then applicable to such taxes, with respect to the representations and warranties as to the absence of unpaid or undisclosed taxes (including any interest, penalties or expenses) of Park.

            (c) The obligation of indemnity with respect to the representations and warranties set forth in (S)4.19 of this Agreement shall terminate upon expiration of the respective statutes of limitation applicable to the items addressed in such section.

            (d) The obligation of indemnity with respect to the representations and warranties contained in (S)(S)4.2, 4.3, 4.5, 4.11 (to the extent it relates to Environmental Laws, Governmental Reimbursement Laws, and Dental Licensing Laws), and 4.27 of this Agreement shall not expire.

            (e) The obligation of indemnity with respect to the representations and warranties set forth in Article IV of this Agreement other than those addressed in the immediately preceding subsections (b), (c), and (d) shall terminate on the third anniversary of the Closing Date.

            (f) The foregoing provisions of this (S)8.3 notwithstanding, if, prior to the termination of any obligation to indemnify, written notice of a claimed breach or other occurrence or matter giving rise to a claim of indemnification is given by ADP to any one of the Park Shareholders, or a suit or action based upon a claimed breach is commenced against any one of the Park Shareholders, ADP shall not be precluded from pursuing such claimed breach, occurrence, other matter, or suit or action, or from recovering from the Park Shareholders (whether through the courts or otherwise) on the claim, suit or action, by reason of the termination otherwise provided for above.

            (g) The term "Indemnifiable Claim" shall not include indemnification obligations of the Park Shareholders to ADP, to the escrow agent or to any other third party which arise out of any Incorporated Document (defined in (S)9.7).

     (S)8.4 Procedure for Indemnification with Respect to Third Party Claims.
            ----------------------------------------------------------------

            (a) If ADP desires to seek indemnification under this Article with respect to Indemnifiable Claims resulting from the assertion of liability by third parties ("Third Party Claims"), it shall give notice to the Park Shareholders within a reasonable period of time of ADP's becoming aware of any such Third Party Claim, which notice shall set forth such material information with respect to such Third Party Claim as is then reasonably available to ADP. Notwithstanding the foregoing: (i) ADP shall not have any obligation to give any notice of any Third Party Claim unless such assertion is in writing; and (ii) the rights of ADP to be indemnified in respect of Third Party Claims shall not be adversely affected by its failure to give notice pursuant to the foregoing provisions unless, and, if so, only to the extent that, the Park Shareholders are materially prejudiced by such failure. With respect to any Third Party Claim that results or could result in an Indemnifiable Claim, the Parties shall make available to each other all relevant information in their possession which is material to any such assertion.

            (b) ADP shall have the sole right to defend (or control the defense of), compromise or settle each Third Party Claim on behalf, for the account, and at the risk of the Park Shareholders. In the exercise of this right, ADP shall act in good faith. ADP shall have no liability to the Park Shareholders for or as a result of the defense, compromise or settlement of any Third Party Claim made pursuant to a good faith determination by the ADP Board of Directors or a committee thereof. In the event of such a good faith determination, the sole right of the Park Shareholders shall be to contest in good faith the issue of whether the Third Party Claim resulted in an Indemnifiable Claim, in the manner set forth in paragraph (c) below.

            (c) Within 15 days of settlement, compromise or payment of a Third Party Claim which ADP believes results in an Indemnifiable Claim, ADP shall give written notice to the Park Shareholders of the terms and amount of settlement, compromise or payment. At any time commencing on the date of notice of the claim given pursuant to paragraph (a) and ending 15 days after the notice given pursuant to this paragraph (c), the Park Shareholders may give written notice (the "Contest Notice"), to ADP announcing their intent to contest the issue whether the Third Party Claim is an Indemnifiable Claim. If the Parties cannot resolve the issue within 30 days after the Contest Notice, the contested issue shall be referred to arbitration in Minneapolis, Minnesota, in accordance with the then current rules of the American Arbitration Association. The determination made in accordance with such rules shall be delivered in writing to the Parties and shall be binding and conclusive on the Parties. Each Party shall pay its own legal, accounting and other fees in connection with such a contest; provided that if the contested claim is referred to and ultimately determined by arbitration, the reasonable legal, accounting and other fees of the prevailing Party and the fees and expense of any arbitrator shall be borne by the non-prevailing Party.

     (S)8.5 Procedure For Indemnification with Respect to Non-Third Party
            -------------------------------------------------------------
Claims.  In the event that ADP asserts the existence of an Indemnifiable Claim
------
giving rise to Damages (but excluding Indemnifiable Claims resulting from Third Party Claims), it shall give written notice to the Park Shareholders specifying the nature and amount of the Indemnifiable Claim asserted. If the Park Shareholders, within 45 days after the receipt of such notice by ADP, have not given written notice to ADP announcing their intent to contest such assertion by ADP, such assertion shall be deemed accepted and the amount of Indemnifiable Claim shall be deemed a valid Indemnifiable Claim. In the event, however, that the Park Shareholders contest the assertion of an Indemnifiable Claim by giving such written notice to ADP within such 45-day period, then if the Parties, acting in good faith, cannot reach agreement with respect to such Indemnifiable Claim within 30 days after such notice, the contested assertion of the claim shall be referred to arbitration in Minneapolis, Minnesota, in accordance with the then-current rules of the American Arbitration Association. The determination made in accordance with such rules shall be delivered in writing to the Parties and shall be final and binding and conclusive on the Parties and the amount of the Indemnifiable Claim, if any, determined to exist shall be a valid Indemnifiable Claim. Each Party shall pay its own legal, accounting and other fees in connection with such a contest; provided that if the contested claim is referred to and ultimately determined by arbitration, the reasonable legal, accounting and other fees of the prevailing Party and the fees and expenses of any arbitrator shall be borne by the non-prevailing Party.

     (S)8.6 Right of Setoff.  ADP shall have the right to setoff the amount of
            ---------------
Damages incurred as a result of an Indemnifiable Claim owing to ADP by any Park Shareholder against any amounts owing to such Park Shareholder by ADP under the Notes.

     (S)8.7  Escrow Agreement.  For purposes of securing and fulfilling the
             ----------------
obligations of the Park Shareholders to ADP, and ADP's rights, under this Article, the Park Shareholders shall: (a) execute and deliver at the Closing an Escrow and Security Agreement in the form attached hereto as Exhibit O (the "Escrow Agreement"), pursuant to which 77,000 ADP Shares will be held in escrow (the "Escrowed Shares") and released as provided in the Escrow Agreement; and
(b) deposit the Escrowed Shares and take all other actions required of them under the Escrow Agreement.

     For purposes of securing and fulfilling certain obligations of the Park Shareholders to the escrow agent under the Escrow Agreement, the Park Shareholders shall deposit $50,000 of the Cash Consideration with Escrow Agent at the Closing to be held subject to the terms of the Escrow Agreement.

     (S)8.8  Liability Limitations.  Notwithstanding the foregoing provisions
             ---------------------
of this Article VIII: (a) subject to the following clause (b), the liability of each Park Shareholder for Damages with respect to an Indemnifiable Claim (the "Pro Rata Share") shall be, but not exceed, an amount equal to the aggregate Damages with respect to such Indemnifiable Claim multiplied by the Conversion Fraction calculated under (S)1.1 with respect to such Park Shareholder as of the Closing Date; (b) the total liability of each Park Shareholder for Damages with respect to all Indemnifiable Claims shall not exceed an amount equal to $5,000,000 multiplied by such Conversion Fraction; and (c) ADP's sole remedy against the Park Shareholders for Indemnifiable Claims shall be to (i) setoff the amount of Damages incurred as a result of the Indemnifiable Claim against amounts payable under the Notes, or (ii) receive from the Escrow Agent (as defined in the Escrow Agreement) Collateral (as defined in the Escrow Agreement), provided that ADP shall have the option, in its discretion, to select its remedy under the preceding clauses (i) and (ii) from time to time and may utilize either or both remedies with respect to any Indemnifiable Claim, subject to the provisions of the Notes which expressly provide for Damages to be recovered first by offsetting against the Notes. No failure or inability (for any reason) of ADP to recover any Park Shareholder's Pro Rata Share of Damages with respect to an Indemnifiable Claim shall prohibit, limit, or otherwise affect ADP's right to recover any other Park Shareholder's Pro Rata Share of such Damages as provided in this Article, the Notes, and the Escrow Agreement, but no such failure or inability shall increase any other Park Shareholder's Pro Rata Share of such Damages.

                                   ARTICLE IX
                                 MISCELLANEOUS
                                 -------------

     (S)9.1  Attorney In Fact.  Each Park Shareholder hereby appoints Dr.
             ----------------
Gregory Swenson as such Park Shareholder's attorney-in-fact and agent (the "Agent"), and grants to the Agent full power and authority to take any and all actions, and perform and do any and all things, in such Park Shareholder's place and stead, which the Agent may deem necessary or appropriate in connection with this Agreement or the transactions contemplated by this Agreement, as fully as such Park Shareholder might or could do if personally present and acting, including without limitation executing, acknowledging or verifying, and delivering any amendments, consents, acknowledgements or other documents relating to this Agreement or the transactions contemplated by this Agreement, receiving and giving notices under this Agreement, and taking any and all other actions which are permitted or required to be taken by such Park Shareholder under this Agreement.

     The Agent may conclusively rely on any consent, approval, authorization, acknowledgement, election, agreement, or other action made or given by Park Shareholders who own a majority in interest of the ADP Shares, which action shall be binding on all Park Shareholders.

     The Agent may resign at any time and may be removed at any time by Park Shareholders who own a majority in interest of the ADP Shares. Within 15 days following any such resignation or removal or upon the incapacity of the Agent, the Park Shareholders shall appoint a successor Agent to act pursuant to this section, which successor shall be such person as may be designated in writing by Park Shareholders owning a majority in interest of the ADP Shares, which designation shall be provided to the other Park Shareholders and ADP in order to make such designation effective.

     Notwithstanding the preceding paragraphs, if, at any time, no Agent is then serving pursuant to this section (for any reason), then Park Shareholders owning a majority in interest of the ADP Shares shall have full authority to take any and all actions under this agreement which could be taken by the Agent, which actions shall be binding on all of the Park Shareholders.

     ADP shall be entitled to conclusively rely on any consent, approval, authorization, acknowledgement, election, agreement, or other action of the Agent or Park Shareholders owning a majority in interest of the ADP Shares. For purposes of this section, the term "ADP Shares" shall include all ADP Shares, as previously defined in this Agreement, including without limitation those subject to the Escrow Agreement.

     (S)9.2  Notices.  All notices and other communications under this Agreement
             -------
to any Party shall be in writing and shall be deemed given when delivered personally, telecopied (which is confirmed) to that Party at the telecopy number for that Party set forth below, mailed by certified mail (return receipt requested) to that Party at the address for that Party (or at such other address for such Party as such Party shall have specified in notice to the other Parties), or delivered to Federal Express, or any similar express delivery service for delivery to that Party at that address:

            (a)  If to ADP:

                 American Dental Partners, Inc.
                 301 Edgewater Place, Suite 320
                 Wakefield, Massachusetts  01880-1249
                 Attention:  Gregory A. Serrao, President
                 Telecopy No.:  (617) 224-4216

                 with a copy to

                 Baker & Hostetler
                 65 East State Street
                 Columbus, Ohio 43215
                 Attention:  Gary A. Wadman, Esq.
                 Telecopy No.:  (614) 462-2616

            (b)  If to Park (prior to the Closing):

                 PDHC Ltd.
                 c/o Mr. James A Bernards
                 Facilitation Inc.
                 7200 Metro Boulevard
                 Edina, Minnesota  55439
                 Telecopy No.:  (612) 831-1219

                 with copies to

                 Fredrikson & Byron, P.A.
                 1100 International Centre
                 900 Second Avenue South
                 Minneapolis, Minnesota  55402-3397
                 Attention:  Neil A. Weikart
                 Telecopy No.:  (612) 347-7077

                 (after the Closing):

                 To ADP (together with copies) as set forth in (a), above

            (c)  If to any Park Shareholder, to Agent at the following address:

                 Dr. Gregory T. Swenson
                 6415 Brooklyn Boulevard
                 Minneapolis, Minnesota  55429
                 Telecopy No.:  (612) 535-4236


     (S)9.3  Non-Waiver.  No failure by any Party to insist upon strict
             ----------
compliance with any term or provision of this Agreement, to exercise any option, to enforce any right, or to seek any remedy upon any default of any other Party shall affect, or constitute a waiver of, any other Party's right to insist upon such strict compliance, exercise that option, enforce that right, or seek that remedy with respect to that default or any prior, contemporaneous, or subsequent default. No custom or practice of the Parties at variance with any provision of this Agreement shall affect or constitute a waiver of, any Party's right to demand strict compliance with all provisions of this Agreement.

     (S)9.4  Genders and Numbers.  Where permitted by the context, each pronoun
             -------------------
used in this Agreement includes the same pronoun in other genders and numbers, and each noun used in this Agreement includes the same noun in other numbers.

     (S)9.5  Headings.  The headings of the various articles and sections of
             --------
this Agreement are not part of the context of this Agreement, are merely labels to assist in locating such articles and sections, and shall be ignored in construing this Agreement.

     (S)9.6  Counterparts.  This Agreement may be executed in multiple
             ------------
counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same Agreement.

     (S)9.7  Entire Agreement.  This Agreement (including all exhibits,
             ----------------
schedules, and other documents referred to in this Agreement (the "Incorporated Documents"), all of which are hereby incorporated by reference) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter of this Agreement, including without limitation the Letter Agreement dated August 14, 1996, as amended. Any capitalized terms used in any Incorporated Document which are not otherwise defined therein shall have the respective meanings given such terms in this Agreement.

     (S)9.8  No Third Party Beneficiaries.  Nothing contained in this Agreement,
             ----------------------------
expressed or implied, is intended or shall be construed to confer upon or give to any person, firm, corporation or legal entity, other than the Parties, any rights, remedies or other benefits under or by reason of this Agreement.

     (S)9.9  Governing Law.  This Agreement shall be governed by and construed
             -------------
in accordance with the laws of the State of Massachusetts without regard to principles of conflicts of law.

     (S)9.10 Binding Effect; Assignment.  This Agreement shall be binding upon,
             --------------------------
inure to the benefit of and be enforceable by and against the Parties and their respective heirs, personal representatives, successors, and assigns. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be transferred or assigned by any of the Parties without the prior written consent of the other Parties.

     (S)9.11 Remedies.  All rights and remedies of each Party under this
             --------
Agreement shall be cumulative and in addition to all other rights and remedies which may be available to that Party from time to time, whether under any other agreement, at law, or in equity.

     (S)9.12 Expenses.  Except as otherwise specifically provided in this
             --------
Agreement, each of Park and ADP will bear its respective legal, accounting, and other costs and expenses associated with the transactions contemplated by this Agreement (including without limitation the costs of any brokers and financial advisors), it being understood that the expenses related to the organization of the New PA shall be paid by the Park Shareholders and deducted from the Cash Consideration at the Closing.

     (S)9.13 Public Announcements.  This Agreement and the transactions
             --------------------
contemplated herein shall be confidential and no Party shall disclose any information relating to this transaction without the prior written consent of Park and the president of ADP, except for such disclosures to such professional advisors as may be necessary or appropriate in order to complete the Acquisition and related transactions. Each Party and its representatives will exercise all reasonable efforts to maintain confidentiality with respect to this transaction at all times prior to the public announcement, if any, of this Agreement. The provisions of this section will be subject to each Party's obligation to comply with applicable requirements of federal or state laws or any governmental order or regulation.

     (S)9.14 Severability.  With respect to any provision of this Agreement
             ------------
finally determined by a court of competent jurisdiction to be unenforceable, such court shall have jurisdiction to reform such provision so that it is enforceable to the maximum extent permitted by applicable law, and the Parties shall abide by such court's determination. In the event that any provision of this Agreement cannot be reformed, such provision shall be deemed to be severed from this Agreement, but every other provision of this Agreement shall remain in full force and effect.



                  [Remainder of page intentionally left blank]

The undersigned are executing this Acquisition and Exchange Agreement effective as of the date set forth at the beginning hereof.



AMERICAN DENTAL PARTNERS, INC.      PDHC, LTD.


By /s/ Gregory A. Serrao            By /s/ Gregory T. Swenson
  ----------------------------        -----------------------------
  Gregory A. Serrao, President        Gregory T. Swenson, President



Each Park Shareholder confirms that he has read and fully understands this Agreement, including without limitation the exhibits hereto and the representations and warranties contained in (S)4.28 of this Agreement.


                         /s/ Mark Anderson, DDS
                         -----------------------------------
                         MARK ANDERSON, DDS


                         /s/ James Benson, DDS
                         -----------------------------------
                         JAMES BENSON, DDS


                         /s/ Elena Dinca, DDS
                         -----------------------------------
                         ELENA DINCA, DDS


                         /s/ Michael Dowdall, DDS
                         -----------------------------------
                         MICHAEL DOWDALL, DDS


                         /s/ Megan Eakins, DDS
                         -----------------------------------
                         MEGAN EAKINS, DDS


                         /s/ Robert Grady, DDS
                         -----------------------------------
                         ROBERT GRADY, DDS


                         /s/ John Gulon, DDS
                         -----------------------------------
                         JOHN GULON, DDS


                         /s/ Clarice Hermunslie, DDS
                         -----------------------------------
                         CLARICE HERMUNSLIE, DDS


                    [Signatures continued on following page]

Each Park Shareholder confirms that he has read and fully understands this Agreement, including without limitation the exhibits hereto and the representations and warranties contained in (S)4.28 of this Agreement.


                         /s/ Robert Hoover
                         -----------------------------------
                         ROBERT HOOVER, DDS

                         /s/ Karen Kohler
                         -----------------------------------
                         KAREN KOHLER, DDS

                         /s/ Lee Lutterman
                         -----------------------------------
                         LEE LUTTERMAN, DDS

                         /s/ Todd Marshall
                         -----------------------------------
                         TODD MARSHALL, DDS

                         /s/ Daniel Marvin
                         -----------------------------------
                         DANIEL MARVIN, DDS

                         /s/ Hugh Norsted
                         -----------------------------------
                         HUGH NORSTED, DDS

                         /s/ Ira Rabinowitz
                         -----------------------------------
                         IRA RABINOWITZ, DMD

                         /s/ Larry Slepica
                         -----------------------------------
                         LARRY SLEPICA, DDS

                         /s/ Christopher Steele
                         -----------------------------------
                         CHRISTOPHER STEELE, DDS

                         /s/ Gregory T. Swenson
                         -----------------------------------
                         GREGORY T. SWENSON, DDS


                    [Signatures continued on following page]

Each Park Shareholder confirms that he has read and fully understands this Agreement, including without limitation the exhibits hereto and the representations and warranties contained in (S)4.28 of this Agreement.


                         /s/ Peter Thompson
                         -----------------------------------
                         PETER THOMPSON, DDS



                         DELTA ASSOCIATES, LTD.


                         By /s/ William J. Dresser, D.D.S.
                            -------------------------------------

                         Printed Name William J. Dresser, D.D.S.
                                      ---------------------------

                         Its  President
                             ------------------------------------